UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Limited Duration Income
Fund (EVV)
Semiannual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report September 30, 2022
Eaton Vance
Limited Duration Income Fund

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley Baccei Gerrity
% Average Annual Total Returns[1,2]	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	(11.68)%	(15.22)%	0.89%	3.58%
Fund at Market Price	—	(16.64)	(22.38)	0.28	2.31

Bloomberg U.S. Aggregate Bond Index	—	(9.22)%	(14.60)%	(0.27)%	0.89%
Blended Index	—	(7.79)	(10.10)	1.13	2.55
% Premium/Discount to NAV[3]
(10.23)%
Distributions [4]
Total Distributions per share for the period	$0.600
Distribution Rate at NAV	11.70%
Distribution Rate at Market Price	13.03
% Total Leverage[5]
Auction Preferred Shares (APS)	11.70%
Borrowings	23.72
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund's net assets amounted to 167.4%.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Endnotes and Additional Disclosures

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index. ICE BofA B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA B U.S. High Yield Index and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waives and/or reimbursements, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.
[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited)

Asset-Backed Securities — 7.7%
Security	Principal Amount (000's omitted)	Value
AIG CLO, Ltd., Series 2019-1A, Class ER, 9.181%, (3 mo. SOFR + 6.70%), 4/18/35(1)(2)	$2,877	$ 2,245,136
Alinea CLO, Ltd., Series 2018-1A, Class E, 8.71%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	1,000	794,243
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 9.422%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	500	393,328
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000	1,489,060
Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 9.59%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	2,000	1,708,538
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 8.212%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	2,000	1,626,782
Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 9.44%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	3,000	2,530,665
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 8.862%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	3,000	2,480,994
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 9.262%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	4,500	3,841,695
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 9.407%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	1,647,404
BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 9.55%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	849,048
BlueMountain CLO XXV, Ltd., Series 2019-25A, Class ER, 9.762%, (3 mo. USD LIBOR + 7.25%), 7/15/36(1)(2)	2,000	1,647,168
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 9.84%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	2,500	2,173,840
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 9.028%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,587,664
BlueMountain CLO XXXIV, Ltd., Series 2022-34A, Class E, 8.513%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	918,838
BlueMountain CLO, Ltd.:
Series 2016-3A, Class ER, 8.855%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	2,000	1,554,466
Series 2018-1A, Class E, 8.732%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	1,000	767,232
Canyon Capital CLO, Ltd.:
Series 2016-2A, Class ER, 8.512%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	3,350	2,601,978
Security	Principal Amount (000's omitted)	Value
Canyon Capital CLO, Ltd.: (continued)
Series 2019-2A, Class ER, 9.262%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	$1,000	$ 843,951
Carlyle CLO 17, Ltd., Series C17A, Class DR, 8.782%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	1,750	1,385,423
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 8.983%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	2,000	1,610,958
Series 2014-4RA, Class D, 8.162%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	1,250	960,010
Series 2015-5A, Class DR, 9.41%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	1,000	799,001
Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 9.21%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	1,500	1,267,572
Dryden Senior Loan Fund:
Series 2015-41A, Class ER, 7.812%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	2,000	1,597,390
Series 2016-42A, Class ER, 8.062%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	1,000	818,033
Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 7.789%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,000	838,794
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 9.244%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	1,758,180
Galaxy XIX CLO, Ltd., Series 2015-19A, Class D2R, 9.783%, (3 mo. USD LIBOR + 7.00%), 7/24/30(1)(2)	1,600	1,307,610
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 9.157%, (3 mo. USD LIBOR + 6.645%), 10/15/30(1)(2)	3,275	2,665,719
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 7.96%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,100	866,425
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 8.733%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	805,251
Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 8.46%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000	2,704,863
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 9.577%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,618,884
Madison Park Funding XVII, Ltd., Series 2015-17A, Class ER, 9.232%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,000	1,731,486
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 9.378%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	3,000	2,596,338
Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 8.662%, (3 mo. USD LIBOR + 6.15%), 7/15/33(1)(2)	3,500	3,005,047

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000's omitted)	Value
Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 8.80%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	$1,500	$ 1,268,438
Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 8.91%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000	1,725,222
Neuberger Berman Loan Advisers CLO 31, Ltd., Series 2019-31A, Class ER, 9.21%, (3 mo. USD LIBOR + 6.50%), 4/20/31(1)(2)	1,000	872,799
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 9.041%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,000	1,658,048
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	4,032	3,552,152
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 8.59%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	2,000	1,702,928
Series 2018-2A, Class D, 8.34%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	1,000	849,315
Series 2019-1A, Class DR, 9.405%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	2,000	1,759,800
Series 2021-3A, Class E, 8.662%, (3 mo. USD LIBOR + 6.15%), 1/15/35(1)(2)	2,500	2,174,087
RAD CLO 5, Ltd., Series 2019-5A, Class E, 9.483%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	4,550	3,886,091
Regatta IX Funding, Ltd., Series 2017-1A, Class E, 8.74%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	450	362,372
Regatta XII Funding, Ltd., Series 2019-1A, Class ER, 8.862%, (3 mo. USD LIBOR + 6.35%), 10/15/32(1)(2)	2,000	1,554,322
Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 8.462%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	2,000	1,428,442
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 8.733%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	786,265
Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 9.512%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	1,800	1,442,693
Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 8.96%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	1,000	708,764
Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 9.48%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	575	434,656
Voya CLO, Ltd.:
Series 2015-3A, Class DR, 8.91%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	3,000	2,349,981
Series 2016-3A, Class DR, 8.82%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	1,400	1,034,412
Security	Principal Amount (000's omitted)	Value
Wellfleet CLO, Ltd., Series 2020-1A, Class D, 9.752%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	$2,000	$ 1,745,608
Total Asset-Backed Securities (identified cost $109,337,161)		$ 91,335,409

Closed-End Funds — 1.6%
Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	2,188,579	$ 18,712,350
Total Closed-End Funds (identified cost $26,062,179)		$ 18,712,350

Collateralized Mortgage Obligations — 7.2%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	$2,976	$ 2,603,229
Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	22	21,776
Series 1497, Class K, 7.00%, 4/15/23	11	11,358
Series 1529, Class Z, 7.00%, 6/15/23	26	25,798
Series 1620, Class Z, 6.00%, 11/15/23	16	16,057
Series 1677, Class Z, 7.50%, 7/15/23	13	12,857
Series 1702, Class PZ, 6.50%, 3/15/24	269	270,047
Series 2113, Class QG, 6.00%, 1/15/29	180	181,544
Series 2122, Class K, 6.00%, 2/15/29	36	36,167
Series 2130, Class K, 6.00%, 3/15/29	24	24,707
Series 2167, Class BZ, 7.00%, 6/15/29	29	29,909
Series 2182, Class ZB, 8.00%, 9/15/29	284	294,956
Series 2198, Class ZA, 8.50%, 11/15/29	299	310,241
Series 2458, Class ZB, 7.00%, 6/15/32	396	409,235
Series 3762, Class SH, 4.872%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(4)	394	357,562
Series 4273, Class PU, 4.00%, 11/15/43	2,263	1,989,691
Series 4273, Class SP, 5.163%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(4)	503	423,140
Series 4678, Class PC, 3.00%, 1/15/46	3,008	2,866,167
Series 5028, Class TZ, 2.00%, 10/25/50	2,592	1,707,484
Series 5035, Class AZ, 2.00%, 11/25/50	7,944	5,030,123
Series 5083, Class SK, 0.822%, (3.867% - 30-day average SOFR x 1.33), 3/25/51(4)	2,080	1,373,047
Series 5160, Class ZY, 3.00%, 10/25/50	2,440	1,897,673
Interest Only:(5)
Series 284, Class S6, 3.282%, (6.10% - 1 mo. USD LIBOR), 10/15/42(4)	1,187	127,689
Series 362, Class C7, 3.50%, 9/15/47	4,769	856,564

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 362, Class C11, 4.00%, 12/15/47	$4,541	$ 917,232
Series 4067, Class JI, 3.50%, 6/15/27	855	47,316
Series 4070, Class S, 3.282%, (6.10% - 1 mo. USD LIBOR), 6/15/32(4)	2,758	216,453
Series 4088, Class EI, 3.50%, 9/15/41	230	2,761
Series 4094, Class CS, 3.182%, (6.00% - 1 mo. USD LIBOR), 8/15/42(4)	754	113,814
Series 4095, Class HS, 3.282%, (6.10% - 1 mo. USD LIBOR), 7/15/32(4)	596	31,889
Series 4109, Class ES, 3.332%, (6.15% - 1 mo. USD LIBOR), 12/15/41(4)	81	9,217
Series 4110, Class SA, 2.832%, (5.65% - 1 mo. USD LIBOR), 9/15/42(4)	2,324	190,343
Series 4149, Class S, 3.432%, (6.25% - 1 mo. USD LIBOR), 1/15/33(4)	1,504	124,340
Series 4188, Class AI, 3.50%, 4/15/28	701	33,217
Series 4203, Class QS, 3.432%, (6.25% - 1 mo. USD LIBOR), 5/15/43(4)	2,554	189,611
Series 4408, Class IP, 3.50%, 4/15/44	1,629	219,740
Series 4435, Class BI, 3.50%, 7/15/44	3,392	548,865
Series 4629, Class QI, 3.50%, 11/15/46	1,313	268,292
Series 4644, Class TI, 3.50%, 1/15/45	1,498	222,201
Series 4667, Class PI, 3.50%, 5/15/42	336	3,976
Series 4744, Class IO, 4.00%, 11/15/47	2,336	442,675
Series 4749, Class IL, 4.00%, 12/15/47	1,036	196,660
Series 4793, Class SD, 3.382%, (6.20% - 1 mo. USD LIBOR), 6/15/48(4)	4,786	537,653
Series 4966, Class SY, 2.966%, (6.05% - 1 mo. USD LIBOR), 4/25/50(4)	12,322	1,469,366
Principal Only:(6)
Series 242, Class PO, 0.00%, 11/15/36	2,063	1,640,909
Series 259, Class PO, 0.00%, 4/15/39	1,283	1,014,159
Series 3606, Class PO, 0.00%, 12/15/39	1,385	1,065,056
Series 4417, Class KO, 0.00%, 12/15/43	184	115,186
Series 4478, Class PO, 0.00%, 5/15/45	622	461,568
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class M2, 6.834%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	102	102,604
Federal National Mortgage Association:
Series G93-35, Class ZQ, 6.50%, 11/25/23	243	246,581
Series G93-40, Class H, 6.40%, 12/25/23	55	55,765
Series 1993-16, Class Z, 7.50%, 2/25/23	3	3,467
Series 1993-22, Class PM, 7.40%, 2/25/23	3	3,178
Series 1993-25, Class J, 7.50%, 3/25/23	7	7,279
Series 1993-30, Class PZ, 7.50%, 3/25/23	10	10,410
Series 1993-42, Class ZQ, 6.75%, 4/25/23	20	20,628
Series 1993-56, Class PZ, 7.00%, 5/25/23	4	4,340
Series 1993-156, Class ZB, 7.00%, 9/25/23	6	6,370
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 1994-45, Class Z, 6.50%, 2/25/24	$56	$ 56,671
Series 1994-89, Class ZQ, 8.00%, 7/25/24	90	93,055
Series 1996-57, Class Z, 7.00%, 12/25/26	128	129,780
Series 1997-77, Class Z, 7.00%, 11/18/27	73	75,399
Series 1998-44, Class ZA, 6.50%, 7/20/28	87	88,788
Series 1999-45, Class ZG, 6.50%, 9/25/29	25	25,310
Series 2000-22, Class PN, 6.00%, 7/25/30	325	326,658
Series 2002-1, Class G, 7.00%, 7/25/23	7	7,484
Series 2002-21, Class PE, 6.50%, 4/25/32	231	240,259
Series 2005-75, Class CS, 11.864%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(4)	613	715,765
Series 2007-74, Class AC, 5.00%, 8/25/37	2,471	2,471,079
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(4)	240	230,684
Series 2011-109, Class PE, 3.00%, 8/25/41	178	177,612
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,379	1,096,367
Series 2013-6, Class TA, 1.50%, 1/25/43	1,358	1,239,137
Series 2013-67, Class NF, 4.084%, (1 mo. USD LIBOR + 1.00%), 7/25/43(2)	947	909,013
Series 2014-64, Class PA, 3.00%, 3/25/44	70	69,933
Series 2017-15, Class LE, 3.00%, 6/25/46	709	708,353
Series 2017-48, Class LG, 2.75%, 5/25/47	1,537	1,371,306
Interest Only:(5)
Series 2011-101, Class IC, 3.50%, 10/25/26	2,128	87,343
Series 2011-101, Class IE, 3.50%, 10/25/26	695	28,209
Series 2012-33, Class CI, 3.50%, 3/25/27	1,248	42,015
Series 2012-118, Class IN, 3.50%, 11/25/42	3,214	669,898
Series 2012-124, Class IO, 0.689%, 11/25/42(7)	1,599	63,770
Series 2012-125, Class IG, 3.50%, 11/25/42	10,151	2,295,106
Series 2012-150, Class SK, 3.066%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	1,991	302,114
Series 2013-12, Class SP, 2.566%, (5.65% - 1 mo. USD LIBOR), 11/25/41(4)	408	10,998
Series 2013-15, Class DS, 3.116%, (6.20% - 1 mo. USD LIBOR), 3/25/33(4)	4,691	323,928
Series 2013-16, Class SY, 3.066%, (6.15% - 1 mo. USD LIBOR), 3/25/43(4)	977	153,618
Series 2013-54, Class HS, 3.216%, (6.30% - 1 mo. USD LIBOR), 10/25/41(4)	210	1,994
Series 2013-64, Class PS, 3.166%, (6.25% - 1 mo. USD LIBOR), 4/25/43(4)	1,417	108,971
Series 2013-75, Class SC, 3.166%, (6.25% - 1 mo. USD LIBOR), 7/25/42(4)	2,037	67,748
Series 2014-32, Class EI, 4.00%, 6/25/44	383	68,685
Series 2014-55, Class IN, 3.50%, 7/25/44	897	181,491
Series 2014-89, Class IO, 3.50%, 1/25/45	1,067	241,902
Series 2015-52, Class MI, 3.50%, 7/25/45	994	206,176
Series 2018-21, Class IO, 3.00%, 4/25/48	4,254	801,390

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2019-1, Class AS, 2.916%, (6.00% - 1 mo. USD LIBOR), 2/25/49(4)	$6,915	$ 498,712
Series 2019-33, Class SK, 2.966%, (6.05% - 1 mo. USD LIBOR), 7/25/49(4)	4,846	427,051
Series 2020-23, Class SP, 2.966%, (6.05% - 1 mo. USD LIBOR), 2/25/50(4)	3,893	465,245
Principal Only:(6)
Series 379, Class 1, 0.00%, 5/25/37	1,281	999,904
Series 2006-8, Class WQ, 0.00%, 3/25/36	2,196	1,776,609
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R04, Class 2B1, 8.334%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	4,430	4,545,827
Government National Mortgage Association:
Series 2017-121, Class DF, 3.514%, (1 mo. USD LIBOR + 0.50%), 8/20/47(2)	3,584	3,501,653
Series 2017-137, Class AF, 3.514%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	1,882	1,838,042
Series 2018-6, Class JZ, 4.00%, 1/20/48	5,001	4,877,061
Series 2021-160, Class NZ, 3.00%, 9/20/51	1,470	1,198,825
Series 2021-165, Class MZ, 2.50%, 9/20/51	8,982	6,562,417
Interest Only:(5)
Series 2017-104, Class SD, 3.186%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	2,753	295,206
Series 2020-151, Class AI, 2.00%, 10/20/50	12,537	1,626,138
Series 2020-154, Class PI, 2.50%, 10/20/50	11,513	1,595,601
Series 2020-176, Class HI, 2.50%, 11/20/50	13,423	1,875,599
Series 2021-131, Class QI, 3.00%, 7/20/51	11,684	1,410,202
Series 2021-193, Class IU, 3.00%, 11/20/49	24,150	3,123,039
Series 2021-209, Class IW, 3.00%, 11/20/51	15,936	1,989,701
Total Collateralized Mortgage Obligations (identified cost $127,433,031)		$ 85,714,983

Commercial Mortgage-Backed Securities — 7.1%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(7)	$910	$ 694,598
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(7)	3,505	2,606,871
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.661%, 2/15/50(1)(7)	2,200	1,682,838
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 3.918%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	$2,000	$ 1,856,714
BX Trust, Series 2018-EXCL, Class C, 4.793%, (1 mo. USD LIBOR + 1.975%), 9/15/37(1)(2)	2,800	2,704,368
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(7)	3,500	2,653,929
Series 2016-C7, Class D, 4.533%, 12/10/54(1)(7)	1,675	1,281,316
CGMS Commercial Mortgage Trust, Series 2015-P1, Class D, 3.225%, 9/15/48(1)	1,100	916,390
COMM Mortgage Trust:
Series 2013-CR11, Class D, 5.118%, 8/10/50(1)(7)	7,400	7,183,179
Series 2014-CR21, Class C, 4.566%, 12/10/47(7)	2,000	1,817,008
Series 2015-CR22, Class D, 4.071%, 3/10/48(1)(7)	4,100	3,603,224
CSMC Trust:
Series 2016-NXSR, Class C, 4.597%, 12/15/49(7)	2,770	2,150,337
Series 2016-NXSR, Class D, 4.597%, 12/15/49(1)(7)	3,000	2,020,298
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 6.334%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(2)	1,580	1,503,040
Series 2020-01, Class M10, 6.834%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	2,000	1,876,326
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.699%, 9/15/47(1)(7)	5,276	3,913,557
Series 2014-C23, Class D, 4.132%, 9/15/47(1)(7)	3,488	3,065,253
Series 2014-C25, Class D, 4.084%, 11/15/47(1)(7)	4,400	2,985,155
Series 2015-C29, Class D, 3.823%, 5/15/48(7)	2,000	1,472,621
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C13, Class D, 4.212%, 1/15/46(1)(7)	3,000	2,891,990
Series 2013-C16, Class D, 5.17%, 12/15/46(1)(7)	3,500	3,324,429
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	545,863
Series 2021-MHC, Class C, 4.118%, (1 mo. USD LIBOR + 1.30%), 4/15/38(1)(2)	1,900	1,808,934
MHC Commercial Mortgage Trust, Series 2021-MHC, Class C, 4.169%, (1 mo. USD LIBOR + 1.35%), 4/15/38(1)(2)	2,100	1,983,935
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.281%, 7/15/50(1)(7)(8)	2,000	1,730,562
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(8)	3,577	2,754,896
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(7)(8)	1,600	1,185,641
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(8)	4,489	2,425,003
Series 2017-CLS, Class F, 5.418%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)(2)(8)	569	558,223
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.30%), 5/15/36(1)(2)(8)	1,845	1,753,668

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000's omitted)	Value
UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 6.445%, 5/10/45(1)(7)	$420	$ 383,971
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C4, Class D, 4.387%, 12/10/45(1)(7)	1,870	1,757,213
Series 2013-C6, Class D, 4.316%, 4/10/46(1)(7)	4,437	3,720,425
VMC Finance, LLC, Series 2021-HT1, Class B, 7.493%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)	6,000	5,772,111
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class D, 4.432%, 7/15/46(1)(7)	3,000	1,057,500
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,043,733
Series 2015-LC22, Class C, 4.708%, 9/15/58(7)	1,250	1,162,350
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,397,233
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	1,500	932,708
Total Commercial Mortgage-Backed Securities (identified cost $94,838,666)		$ 85,177,410

Common Stocks — 0.5%
Security	Shares	Value
Aerospace and Defense — 0.0%(9)
IAP Global Services, LLC(10)(11)(12)	31	$ 129,599
		$ 129,599
Containers and Glass Products — 0.2%
LG Newco Holdco, Inc.(11)(12)	166,175	$ 2,298,749
		$ 2,298,749
Electronics/Electrical — 0.0%(9)
Riverbed Technology, Inc.(11)(12)	21,990	$ 11,050
Skillsoft Corp.(11)(12)	143,062	261,803
		$ 272,853
Health Care — 0.0%(9)
Akorn Holding Company, LLC, Class A(11)(12)	42,374	$ 264,838
		$ 264,838
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(11)(12)	3,818	$ 392,299
		$ 392,299
Oil and Gas — 0.1%
AFG Holdings, Inc.(10)(11)(12)	29,751	$ 76,163
McDermott International, Ltd.(11)(12)	93,940	45,796
Security	Shares	Value
Oil and Gas (continued)
Nine Point Energy Holdings, Inc.(10)(11)(13)	29,787	$ 0
QuarterNorth Energy, Inc.(11)(12)	10,461	1,281,472
		$ 1,403,431
Radio and Television — 0.1%
Clear Channel Outdoor Holdings, Inc.(11)(12)	74,443	$ 101,987
Cumulus Media, Inc., Class A(11)(12)	50,522	355,169
iHeartMedia, Inc., Class A(11)(12)	31,657	232,046
		$ 689,202
Retailers (Except Food and Drug) — 0.0%(9)
David’s Bridal, LLC(10)(11)(12)	40,851	$ 0
Phillips Pet Holding Corp.(10)(11)(12)	582	187,767
		$ 187,767
Telecommunications — 0.0%(9)
GEE Acquisition Holdings Corp.(10)(11)(12)	37,259	$ 350,980
		$ 350,980
Utilities — 0.0%(9)
Longview Intermediate Holdings, LLC, Class A(11)(12)	10,730	$ 160,950
		$ 160,950
Total Common Stocks (identified cost $8,997,499)		$ 6,150,668

Convertible Bonds — 0.0%(9)
Security	Principal Amount (000's omitted)	Value
Technology — 0.0%(9)
1Life Healthcare, Inc., 3.00%, 6/15/25	$619	$ 601,978
Total Convertible Bonds (identified cost $556,646)		$ 601,978

Convertible Preferred Stocks — 0.3%
Security	Shares	Value
Containers and Glass Products — 0.3%
LG Newco Holdco, Inc., Series A, 13.00%(11)(12)	25,199	$ 3,105,836
		$ 3,105,836

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Electronics/Electrical — 0.0%(9)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(11)(12)	7,179	$ 7,179
		$ 7,179
Oil and Gas — 0.0%
Nine Point Energy Holdings, Inc., Series A, 12.00%, (PIK)(10)(11)(13)	555	$ 0
		$ 0
Total Convertible Preferred Stocks (identified cost $2,093,357)		$ 3,113,015

Corporate Bonds — 52.7%
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.0%
Bombardier, Inc.:
7.125%, 6/15/26(1)		736	$ 676,079
7.875%, 4/15/27(1)		795	733,173
Moog, Inc., 4.25%, 12/15/27(1)		955	847,052
Rolls-Royce PLC, 5.75%, 10/15/27(1)		2,954	2,572,520
TransDigm UK Holdings PLC, 6.875%, 5/15/26		725	688,230
TransDigm, Inc.:
5.50%, 11/15/27		2,552	2,225,255
6.25%, 3/15/26(1)		2,408	2,339,829
7.50%, 3/15/27		1,862	1,774,858
			$ 11,856,996
Agriculture — 0.1%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		892	$ 850,941
			$ 850,941
Air Transport — 0.9%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)		3,023	$ 2,844,144
5.75%, 4/20/29(1)		1,952	1,706,585
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		1,016	947,647
Deutsche Lufthansa AG:
2.875%, 2/11/25(14)	EUR	200	176,409
3.00%, 5/29/26(14)	EUR	100	82,793
3.50%, 7/14/29(14)	EUR	100	72,292
Gatwick Airport Finance PLC, 4.375%, 4/7/26(14)	GBP	300	276,738
Security	Principal Amount* (000's omitted)		Value
Air Transport (continued)
Heathrow Finance PLC, 4.75% to 12/1/23, 3/1/24(3)(14)	GBP	225	$ 235,209
Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		2,297	2,252,628
United Airlines, Inc.:
4.375%, 4/15/26(1)		835	746,690
4.625%, 4/15/29(1)		1,276	1,059,042
			$ 10,400,177
Airlines — 0.2%
Air Canada:
3.875%, 8/15/26(1)		2,639	$ 2,269,540
4.625%, 8/15/29(1)	CAD	717	438,925
			$ 2,708,465
Automotive — 1.9%
Adient Global Holdings, Ltd., 3.50%, 8/15/24(14)	EUR	125	$ 113,419
Adler Pelzer Holding GmbH, 4.125%, 4/1/24(14)	EUR	100	76,348
Allison Transmission, Inc., 3.75%, 1/30/31(1)		426	327,398
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		512	410,570
4.75%, 3/1/30		1,134	887,454
5.00%, 2/15/32(1)		217	167,472
Clarios Global, L.P., 4.375%, 5/15/26(14)	EUR	500	434,557
Clarios Global, L.P./Clarios U.S. Finance Co.:
6.25%, 5/15/26(1)		1,504	1,438,335
6.75%, 5/15/25(1)		432	423,485
8.50%, 5/15/27(1)		2,484	2,376,691
Dana Financing Luxembourg S.a.r.l., 3.00%, 7/15/29(14)	EUR	100	71,094
Faurecia S.E.:
2.75%, 2/15/27(14)	EUR	400	302,704
3.75%, 6/15/28(14)	EUR	260	193,817
Ford Motor Co.:
3.25%, 2/12/32		2,825	2,039,805
4.75%, 1/15/43		1,274	847,267
7.45%, 7/16/31		457	449,607
9.625%, 4/22/30		201	223,744
General Motors Co.:
5.00%, 4/1/35		495	406,943
5.60%, 10/15/32		1,125	1,005,666
GKN Holdings, Ltd., 4.625%, 5/12/32(14)	GBP	120	96,920
Goodyear Tire & Rubber Co. (The):
5.00%, 7/15/29		2,056	1,682,065
5.25%, 7/15/31		1,657	1,327,630

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
IHO Verwaltungs GmbH, 6.375%, (6.375% cash or 7.125% PIK), 5/15/29(1)(15)		200	$ 172,453
Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24(14)	EUR	200	175,125
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		651	523,512
4.375%, 1/15/31(1)		1,696	1,391,017
4.625%, 12/15/27(1)		514	447,233
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,087	786,390
Renault S.A.:
1.25%, 6/24/25(14)	EUR	300	255,866
2.375%, 5/25/26(14)	EUR	100	82,088
2.50%, 6/2/27(14)	EUR	200	156,642
Schaeffler AG, 3.375%, 10/12/28(14)	EUR	100	80,308
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		1,297	1,019,682
4.875%, 11/15/31(1)		1,081	820,609
TI Automotive Finance PLC, 3.75%, 4/15/29(14)	EUR	212	141,245
Tupy Overseas S.A., 4.50%, 2/16/31(1)		700	521,284
Volkswagen International Finance N.V., 3.875% to 6/17/29(14)(16)(17)	EUR	200	159,101
Wheel Pros, Inc., 6.50%, 5/15/29(1)		1,305	599,569
ZF North America Capital, Inc., 4.75%, 4/29/25(1)		200	182,251
			$ 22,817,366
Banks and Thrifts — 1.1%
Banco de Chile, 2.99%, 12/9/31(1)		445	$ 346,150
Bank Hapoalim BM, 3.255% to 1/21/27, 1/21/32(1)(14)(17)		800	668,695
BankUnited, Inc., 5.125%, 6/11/30		481	448,917
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(17)		550	455,954
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(17)		410	304,564
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(17)		395	330,769
5.247% to 7/26/29, 7/26/30(17)		1,200	1,118,708
Commonwealth Bank of Australia, 3.784%, 3/14/32(1)		1,000	798,577
Development Bank of Kazakhstan JSC, 2.95%, 5/6/31(14)		1,252	978,951
HSBC Holdings PLC, 5.402% to 8/11/32, 8/11/33(17)		1,150	1,024,095
SVB Financial Group, 4.10% to 2/15/31(16)(17)		1,930	1,325,752
Swedbank AB, 5.337%, 9/20/27(1)		924	896,460
Synchrony Bank, 5.625%, 8/23/27		2,000	1,917,736
Security	Principal Amount* (000's omitted)		Value
Banks and Thrifts (continued)
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(17)		1,500	$ 1,293,798
United Overseas Bank, Ltd., 3.863% to 10/7/27, 10/7/32(1)(17)		686	625,760
			$ 12,534,886
Beverage and Tobacco — 0.2%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 6/1/30		749	$ 669,783
4.50%, 6/1/50		751	620,240
BAT Capital Corp., 4.54%, 8/15/47		1,250	830,973
			$ 2,120,996
Brokerage/Securities Dealers/Investment Houses — 0.2%
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)		1,896	$ 1,657,796
Intrum AB, 3.50%, 7/15/26(14)	EUR	200	157,288
			$ 1,815,084
Building and Development — 1.9%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC:
4.50%, 4/1/27(1)		1,470	$ 1,207,737
5.75%, 5/15/26(1)		1,167	1,056,551
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		2,118	1,629,377
5.00%, 3/1/30(1)		1,873	1,594,831
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		1,396	1,311,961
HT Troplast GmbH, 9.25%, 7/15/25(14)	EUR	315	274,185
James Hardie International Finance DAC, 3.625%, 10/1/26(14)	EUR	300	266,429
KB Home, 4.00%, 6/15/31		86	63,327
Masonite International Corp., 5.375%, 2/1/28(1)		570	505,029
MDC Holdings, Inc., 2.50%, 1/15/31		837	560,299
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		1,149	852,743
Oscar AcquisitionCo, LLC/Oscar Finance, Inc., 9.50%, 4/15/30(1)		672	563,647
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		1,187	886,191
7.50%, 10/15/27(1)		225	205,346
PGT Innovations, Inc., 4.375%, 10/1/29(1)		1,066	876,429
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)		3,078	2,507,862
SRS Distribution, Inc.:
6.00%, 12/1/29(1)		1,100	879,060
6.125%, 7/1/29(1)		1,195	962,079

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
Standard Industries, Inc.:
2.25%, 11/21/26(14)	EUR	650	$ 503,077
3.375%, 1/15/31(1)		1,634	1,152,624
4.375%, 7/15/30(1)		1,779	1,365,222
5.00%, 2/15/27(1)		457	405,482
Taylor Morrison Communities, Inc.:
5.75%, 1/15/28(1)		1,062	934,326
5.875%, 6/15/27(1)		808	753,565
Victoria PLC, 3.625%, 8/24/26(14)	EUR	485	349,509
White Cap Buyer, LLC, 6.875%, 10/15/28(1)		439	359,087
White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(15)		691	586,753
			$ 22,612,728
Business Equipment and Services — 1.2%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		1,177	$ 1,061,825
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(1)		2,443	2,181,770
9.75%, 7/15/27(1)		1,148	945,178
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
3.625%, 6/1/28(14)	EUR	100	73,425
4.625%, 6/1/28(1)		776	587,009
4.625%, 6/1/28(1)		549	423,864
4.875%, 6/1/28(14)	GBP	100	81,888
CDW, LLC/CDW Finance Corp., 3.276%, 12/1/28		447	373,869
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:
7.125%, 7/31/26(1)		2,576	2,423,003
7.125%, 7/31/26(14)		350	329,212
Iron Mountain, Inc.:
4.50%, 2/15/31(1)		750	581,183
5.00%, 7/15/28(1)		94	81,032
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 7/30/26(14)	EUR	264	233,294
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 7/15/25(14)	EUR	300	258,377
Terminix Co., LLC (The), 7.45%, 8/15/27		3,993	4,530,398
			$ 14,165,327
Cable and Satellite Television — 1.9%
Altice France S.A.:
3.375%, 1/15/28(14)	EUR	100	$ 74,791
5.125%, 7/15/29(1)		767	574,844
5.50%, 1/15/28(1)		841	667,287
Security	Principal Amount* (000's omitted)		Value
Cable and Satellite Television (continued)
Altice France S.A.: (continued)
5.50%, 10/15/29(1)		755	$ 569,952
5.875%, 2/1/27(14)	EUR	100	85,004
8.125%, 2/1/27(1)		4,904	4,393,959
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		2,263	1,739,658
4.50%, 8/15/30(1)		2,140	1,697,673
4.50%, 5/1/32		771	589,399
4.75%, 3/1/30(1)		1,789	1,455,727
4.75%, 2/1/32(1)		1,044	814,764
5.00%, 2/1/28(1)		1,755	1,516,259
5.375%, 6/1/29(1)		595	522,113
6.375%, 9/1/29(1)		1,974	1,815,962
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50		975	705,869
Comcast Corp., 1.95%, 1/15/31		1,000	778,286
CSC Holdings, LLC:
3.375%, 2/15/31(1)		698	493,196
6.50%, 2/1/29(1)		543	480,427
7.50%, 4/1/28(1)		619	505,896
UPC Holding B.V., 5.50%, 1/15/28(1)		593	498,843
UPCB Finance VII, Ltd., 3.625%, 6/15/29(14)	EUR	300	236,367
Virgin Media Finance PLC, 5.00%, 7/15/30(1)		946	697,084
Virgin Media Secured Finance PLC, 5.00%, 4/15/27(14)	GBP	100	97,240
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(14)	GBP	325	271,998
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		425	344,556
Ziggo B.V., 4.875%, 1/15/30(1)		628	497,162
Ziggo Bond Co., B.V.:
3.375%, 2/28/30(14)	EUR	230	157,032
6.00%, 1/15/27(1)		745	622,909
			$ 22,904,257
Capital Markets — 0.2%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		948	$ 829,917
4.125%, 4/15/29(1)		733	635,555
Valmont Industries, Inc., 5.25%, 10/1/54		610	528,575
			$ 1,994,047
Chemicals and Plastics — 0.9%
Alpek SAB de CV, 4.25%, 9/18/29(1)		610	$ 505,400
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		826	636,222
Avient Corp., 7.125%, 8/1/30(1)		796	736,471

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Chemicals and Plastics (continued)
Celanese US Holdings, LLC:
6.165%, 7/15/27		564	$ 534,490
6.33%, 7/15/29		1,000	933,011
Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		545	437,771
Herens Midco S.a.r.l., 5.25%, 5/15/29(14)	EUR	156	97,155
INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(14)	EUR	154	124,543
NOVA Chemicals Corp.:
4.25%, 5/15/29(1)		1,242	971,877
4.875%, 6/1/24(1)		874	822,487
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		1,307	1,089,568
OCI N.V., 3.625%, 10/15/25(14)	EUR	180	172,547
Valvoline, Inc.:
3.625%, 6/15/31(1)		802	591,787
4.25%, 2/15/30(1)		1,449	1,372,529
WR Grace Holdings, LLC:
4.875%, 6/15/27(1)		1,472	1,267,215
5.625%, 10/1/24(1)		1,000	974,545
			$ 11,267,618
Clothing/Textiles — 0.1%
Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(14)	EUR	400	$ 364,559
William Carter Co. (The), 5.625%, 3/15/27(1)		811	759,388
			$ 1,123,947
Commercial Services — 1.4%
Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(14)(16)(17)	EUR	300	$ 239,396
APi Escrow Corp., 4.75%, 10/15/29(1)		1,510	1,253,054
Autostrade per l'Italia SpA, 2.00%, 12/4/28(14)	EUR	700	532,478
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(1)		792	651,420
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(14)	EUR	100	79,036
Block Financial, LLC, 3.875%, 8/15/30		988	845,103
EC Finance PLC, 3.00%, 10/15/26(14)	EUR	102	87,224
Global Payments, Inc., 5.40%, 8/15/32		1,075	999,398
HealthEquity, Inc., 4.50%, 10/1/29(1)		1,176	994,884
Korn Ferry, 4.625%, 12/15/27(1)		1,355	1,199,581
LABL, Inc.:
5.875%, 11/1/28(1)		507	411,570
8.25%, 11/1/29(1)		1,016	740,401
Loxam S.A.S.:
3.25%, 1/14/25(14)	EUR	200	177,440
Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
Loxam S.A.S.: (continued)
4.25%, 4/15/24(14)	EUR	200	$ 189,797
Metis Merger Sub, LLC, 6.50%, 5/15/29(1)		1,328	1,037,719
MoneyGram International, Inc., 5.375%, 8/1/26(1)		1,509	1,481,038
Mooney Group SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 12/17/26(2)(14)	EUR	110	102,171
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		1,282	1,070,175
Nexi SpA, 1.75%, 10/31/24(14)	EUR	200	189,640
PROG Holdings, Inc., 6.00%, 11/15/29(1)		1,085	869,411
S&P Global, Inc., 2.90%, 3/1/32(1)		1,000	836,091
Verisure Holding AB:
3.25%, 2/15/27(14)	EUR	200	160,037
3.875%, 7/15/26(14)	EUR	200	169,134
Verisure Midholding AB, 5.25%, 2/15/29(14)	EUR	175	126,916
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		2,060	1,901,617
			$ 16,344,731
Computers — 0.6%
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(1)		1,341	$ 1,156,281
4.00%, 7/1/29(1)		717	614,846
Condor Merger Sub, Inc., 7.375%, 2/15/30(1)		1,121	918,626
Presidio Holdings, Inc., 8.25%, 2/1/28(1)		3,176	2,743,225
Seagate HDD Cayman:
3.125%, 7/15/29		865	635,762
5.75%, 12/1/34		995	792,219
			$ 6,860,959
Conglomerates — 0.1%
Spectrum Brands, Inc.:
5.00%, 10/1/29(1)		406	$ 323,899
5.50%, 7/15/30(1)		1,135	890,126
			$ 1,214,025
Consumer Products — 0.1%
Central Garden & Pet Co.:
4.125%, 10/15/30		488	$ 389,453
5.125%, 2/1/28		864	784,378
			$ 1,173,831
Containers and Glass Products — 0.3%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(14)	EUR	200	$ 140,511
4.00%, 9/1/29(1)		1,177	864,028

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Containers and Glass Products (continued)
Canpack S.A./Canpack U.S., LLC, 3.875%, 11/15/29(1)		2,027	$ 1,587,749
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660	598,732
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750	699,896
Graphic Packaging International, LLC, 2.625%, 2/1/29(14)	EUR	100	75,445
Verallia S.A., 1.875%, 11/10/31(14)	EUR	100	67,290
			$ 4,033,651
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		441	$ 366,927
5.50%, 6/1/28(1)		1,067	955,474
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)		200	164,982
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)		643	508,980
			$ 1,996,363
Distribution & Wholesale — 0.5%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		2,799	$ 2,430,519
Ferguson Finance PLC, 4.65%, 4/20/32(1)		600	529,141
Parts Europe S.A.:
4.00%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(14)	EUR	128	120,759
6.50%, 7/16/25(14)	EUR	100	98,054
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		2,429	2,027,170
5.50%, 10/15/27(1)		935	851,972
			$ 6,057,615
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24		599	$ 547,771
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		1,133	1,066,334
American AgCredit Corp., Series QIB, 5.25% to 6/15/26(1)(16)(17)		410	382,838
BrightSphere Investment Group, Inc., 4.80%, 7/27/26		2,195	1,934,827
Cantor Fitzgerald, L.P., 4.50%, 4/14/27(1)		1,650	1,531,894
CI Financial Corp., 3.20%, 12/17/30		1,000	726,173
Enact Holdings, Inc., 6.50%, 8/15/25(1)		750	717,994
Encore Capital Group, Inc.:
4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(14)	EUR	700	628,580
5.375%, 2/15/26(14)	GBP	100	99,275
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		1,823	1,570,341
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		1,275	1,068,903
Security	Principal Amount* (000's omitted)		Value
Diversified Financial Services (continued)
Jerrold Finco PLC, 4.875%, 1/15/26(14)	GBP	200	$ 175,019
Lincoln Financing S.a.r.l., 3.625%, 4/1/24(14)	EUR	245	232,765
Louvre Bidco S.A.S., 6.50%, 9/30/24(14)	EUR	400	369,157
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		1,209	1,133,673
PRA Group, Inc.:
5.00%, 10/1/29(1)		901	731,808
7.375%, 9/1/25(1)		1,566	1,517,016
ProGroup AG, 3.00%, 3/31/26(14)	EUR	500	404,454
Radian Group, Inc., 6.625%, 3/15/25		525	512,369
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
3.625%, 3/1/29(1)		1,035	798,942
3.875%, 3/1/31(1)		600	435,854
4.00%, 10/15/33(1)		225	155,040
Sherwood Financing PLC, 6.00%, 11/15/26(14)	GBP	150	126,470
Stifel Financial Corp., 4.00%, 5/15/30		769	663,083
Synchrony Financial, 4.875%, 6/13/25		227	219,249
UniCredit SpA, 7.296% to 4/2/29, 4/2/34(1)(17)		1,175	998,672
Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)(18)		620	83,890
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)		2,036	1,669,469
Vivion Investments S.a.r.l.:
3.00%, 8/8/24(14)	EUR	3,100	2,762,513
3.50%, 11/1/25(14)	EUR	100	87,322
			$ 23,351,695
Drugs — 0.8%
AdaptHealth, LLC:
4.625%, 8/1/29(1)		405	$ 325,403
5.125%, 3/1/30(1)		1,019	841,796
6.125%, 8/1/28(1)		685	614,935
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)		649	533,998
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		1,550	1,225,966
Gruenenthal GmbH, 3.625%, 11/15/26(14)	EUR	300	252,874
Hikma Finance USA, LLC, 3.25%, 7/9/25(14)		1,250	1,165,763
Jazz Securities DAC, 4.375%, 1/15/29(1)		1,371	1,187,231
Nidda Healthcare Holding GmbH, 3.50%, 9/30/24(14)	EUR	400	356,718
Organon & Co./Organon Foreign Debt Co.-Issuer B.V., 5.125%, 4/30/31(1)		1,037	851,201
Perrigo Finance Unlimited Co., 4.40%, 6/15/30		3,100	2,530,158
			$ 9,886,043

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Ecological Services and Equipment — 0.6%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		551	$ 503,534
5.125%, 7/15/29(1)		332	306,350
Covanta Holding Corp.:
4.875%, 12/1/29(1)		1,536	1,244,145
5.00%, 9/1/30		319	250,710
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		1,679	1,418,755
3.75%, 8/1/25(1)		776	711,060
4.75%, 6/15/29(1)		3,095	2,611,994
Paprec Holding S.A.:
3.50%, 7/1/28(14)	EUR	129	97,519
4.00%, 3/31/25(14)	EUR	200	175,912
			$ 7,319,979
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43		385	$ 351,093
Consolidated Edison Co. of New York, Inc., 4.125%, 5/15/49		400	311,510
ContourGlobal Power Holdings S.A., 4.125%, 8/1/25(14)	EUR	200	187,288
Drax Finco PLC, 6.625%, 11/1/25(1)		1,119	1,079,717
EDP - Energias de Portugal S.A., 4.496% to 1/30/24, 4/30/79(14)(17)	EUR	500	469,437
FirstEnergy Corp.:
2.65%, 3/1/30		410	331,610
Series B, 4.40%, 7/15/27		1,630	1,516,055
Liberty Utilities Finance GP 1, 2.05%, 9/15/30(1)		526	398,740
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		1,112	966,439
Public Power Corp S.A., 3.875%, 3/30/26(14)	EUR	300	262,857
Southern California Edison Co., 4.00%, 4/1/47		845	617,969
Southern Co. (The), 5.113%, 8/1/27		1,994	1,943,997
Virginia Electric & Power Co., 4.00%, 1/15/43		810	637,759
WESCO Distribution, Inc.:
7.125%, 6/15/25(1)		1,024	1,026,202
7.25%, 6/15/28(1)		915	898,151
			$ 10,998,824
Electronics/Electrical — 0.9%
Electricite de France S.A., 2.875% to 12/15/26(14)(16)(17)	EUR	400	$ 300,440
Engie Energia Chile S.A., 3.40%, 1/28/30(1)		960	724,864
II-VI, Inc., 5.00%, 12/15/29(1)		1,055	875,249
Imola Merger Corp., 4.75%, 5/15/29(1)		3,582	3,030,444
Jabil, Inc., 3.00%, 1/15/31		1,040	822,873
Security	Principal Amount* (000's omitted)		Value
Electronics/Electrical (continued)
Nobel Bidco B.V., 3.125%, 6/15/28(14)	EUR	150	$ 99,614
Open Text Corp., 3.875%, 2/15/28(1)		1,009	835,840
Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883	706,665
RWE AG, 6.625% to 3/30/26, 7/30/75(14)(17)		266	258,519
Sensata Technologies B.V., 5.00%, 10/1/25(1)		447	427,062
Sensata Technologies, Inc.:
3.75%, 2/15/31(1)		1,660	1,311,101
4.375%, 2/15/30(1)		627	525,207
SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517	472,685
Verisure Holding AB, 5.00%, (3 mo. EURIBOR + 5.00%), 4/15/25(2)(14)	EUR	100	96,792
			$ 10,487,355
Energy — 0.5%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,988	$ 1,882,537
New Fortress Energy, Inc., 6.50%, 9/30/26(1)		2,374	2,196,971
Sunoco, L.P./Sunoco Finance Corp.:
4.50%, 5/15/29		884	734,904
4.50%, 4/30/30		1,692	1,385,680
			$ 6,200,092
Engineering & Construction — 0.4%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,038	$ 938,056
Cellnex Finance Co. S.A.:
1.00%, 9/15/27(14)	EUR	100	78,133
2.25%, 4/12/26(14)	EUR	200	176,969
Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,389	1,173,348
TopBuild Corp., 4.125%, 2/15/32(1)		1,562	1,192,644
VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,899	1,636,347
			$ 5,195,497
Entertainment — 1.1%
Banijay Entertainment SASU, 3.50%, 3/1/25(14)	EUR	100	$ 91,150
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)		529	405,498
6.25%, 7/1/25(1)		2,521	2,433,824
8.125%, 7/1/27(1)		1,589	1,521,325
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)		1,751	1,531,967
CPUK Finance, Ltd.:
4.50%, 8/28/27(14)	GBP	100	93,575
4.875%, 8/28/25(14)	GBP	235	240,119
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		1,721	1,474,765
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		1,226	1,066,902

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Lottomatica SpA:
5.125%, 7/15/25(14)	EUR	200	$ 176,928
6.25%, 7/15/25(14)	EUR	100	90,731
Magallanes, Inc., 5.05%, 3/15/42(1)		555	416,247
Pinewood Finance Co., Ltd., 3.25%, 9/30/25(14)	GBP	200	192,047
Scientific Games International, Inc., 7.00%, 5/15/28(1)		1,647	1,556,250
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,515	1,319,524
			$ 12,610,852
Equipment Leasing — 0.0%(9)
Ashtead Capital, Inc., 4.25%, 11/1/29(1)		526	$ 459,633
			$ 459,633
Financial Intermediaries — 2.0%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(16)(17)		1,647	$ 1,288,999
Alpha Holding S.A. de CV:
9.00%, 2/10/25(1)(18)		691	34,545
10.00%, 12/19/22(1)(18)		189	10,990
Citigroup, Inc., 3.98% to 3/20/29, 3/20/30(17)		1,700	1,510,509
Ford Motor Credit Co., LLC:
1.744%, 7/19/24	EUR	200	181,064
2.386%, 2/17/26	EUR	200	171,147
2.90%, 2/16/28		420	330,706
3.021%, 3/6/24	EUR	200	187,925
3.087%, 1/9/23		439	436,501
3.37%, 11/17/23		513	496,951
3.625%, 6/17/31		2,307	1,717,285
3.815%, 11/2/27		1,984	1,669,417
4.00%, 11/13/30		995	778,319
4.125%, 8/17/27		2,739	2,363,401
4.14%, (3 mo. USD LIBOR + 1.235%), 2/15/23(2)		479	476,726
4.271%, 1/9/27		476	417,147
5.125%, 6/16/25		938	886,621
5.584%, 3/18/24		257	252,311
Goldman Sachs Group, Inc. (The), 3.615% to 3/15/27, 3/15/28(17)		1,496	1,362,963
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:
5.25%, 5/15/27		1,614	1,416,697
6.25%, 5/15/26		1,095	1,024,942
6.375%, 12/15/25		820	778,167
JPMorgan Chase & Co.:
2.545% to 11/8/31, 11/8/32(17)		1,500	1,139,962
Series HH, 4.60% to 2/1/25(16)(17)		1,674	1,462,406
Security	Principal Amount* (000's omitted)		Value
Financial Intermediaries (continued)
Macquarie Group, Ltd., 2.871% to 1/14/32, 1/14/33(1)(17)		1,007	$ 758,308
MSCI, Inc.:
3.625%, 9/1/30(1)		520	428,528
3.875%, 2/15/31(1)		899	758,746
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(17)		1,011	995,445
UBS Group AG, 4.375% to 2/10/31(1)(16)(17)		801	528,260
			$ 23,864,988
Financial Services — 0.6%
Bank of America Corp.:
1.922% to 10/24/30, 10/24/31(17)		1,819	$ 1,348,155
3.846% to 3/8/32, 3/8/37(17)		1,210	977,839
Brookfield Finance, Inc., 4.70%, 9/20/47		1,050	837,636
Carlyle Finance Subsidiary, LLC, 3.50%, 9/19/29(1)		1,000	850,937
Nordea Bank Abp, 4.625% to 9/13/28, 9/13/33(1)(17)		1,515	1,359,184
Vietnam Debt and Asset Trading Corp., 1.00%, 10/10/25(14)		2,600	2,213,796
			$ 7,587,547
Food Products — 0.8%
Bellis Acquisition Co. PLC, 3.25%, 2/16/26(14)	GBP	200	$ 169,159
Ingles Markets, Inc., 4.00%, 6/15/31(1)		854	698,571
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)		2,139	1,979,623
Kraft Heinz Foods Co.:
3.875%, 5/15/27		1,198	1,121,026
4.25%, 3/1/31		1,439	1,297,271
4.375%, 6/1/46		282	219,831
4.625%, 10/1/39		425	352,728
5.50%, 6/1/50		245	220,918
Nomad Foods Bondco PLC, 2.50%, 6/24/28(14)	EUR	336	255,824
Pilgrim's Pride Corp., 3.50%, 3/1/32(1)		2,387	1,802,662
Premier Foods Financing PLC, 3.50%, 10/15/26(14)	GBP	125	111,896
Smithfield Foods, Inc., 3.00%, 10/15/30(1)		1,000	773,422
			$ 9,002,931
Food Service — 0.6%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(1)		1,906	$ 1,661,832
4.00%, 10/15/30(1)		2,705	2,136,625
4.375%, 1/15/28(1)		1,014	880,005
5.75%, 4/15/25(1)		372	369,094
IRB Holding Corp., 7.00%, 6/15/25(1)		615	611,876

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Food Service (continued)
Quatrim SASU, 5.875%, 1/15/24(14)	EUR	150	$ 137,834
US Foods, Inc., 4.75%, 2/15/29(1)		1,837	1,576,330
Yum! Brands, Inc., 3.625%, 3/15/31		238	190,766
			$ 7,564,362
Food/Drug Retailers — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(1)		1,595	$ 1,351,571
5.875%, 2/15/28(1)		1,004	928,278
			$ 2,279,849
Forest Products & Paper — 0.0%(9)
Glatfelter Corp., 4.75%, 11/15/29(1)		244	$ 140,783
			$ 140,783
Health Care — 3.9%
Amgen, Inc., 3.375%, 2/21/50		1,000	$ 683,407
Anthem, Inc., 3.125%, 5/15/50		500	332,172
Avantor Funding, Inc., 2.625%, 11/1/25(14)	EUR	200	179,091
Baxter International, Inc.:
3.50%, 8/15/46		500	352,328
3.95%, 4/1/30		500	448,775
Centene Corp.:
2.50%, 3/1/31		1,992	1,505,776
3.00%, 10/15/30		2,345	1,862,094
3.375%, 2/15/30		2,311	1,894,269
4.25%, 12/15/27		1,005	921,409
4.625%, 12/15/29		1,758	1,583,861
Chrome Bidco SASU, 3.50%, 5/31/28(14)	EUR	350	273,299
Chrome Holdco SASU, 5.00%, 5/31/29(14)	EUR	200	149,213
Encompass Health Corp.:
4.625%, 4/1/31		683	541,109
4.75%, 2/1/30		639	526,703
Gilead Sciences, Inc., 2.60%, 10/1/40		750	497,055
Grifols Escrow Issuer S.A.:
3.875%, 10/15/28(14)	EUR	494	359,496
4.75%, 10/15/28(1)		1,446	1,120,158
Grifols S.A., 3.20%, 5/1/25(14)	EUR	350	300,997
HCA, Inc.:
5.25%, 6/15/49		875	713,620
5.375%, 9/1/26		1,610	1,561,911
5.625%, 9/1/28		1,472	1,405,180
5.875%, 2/15/26		2,705	2,671,353
5.875%, 2/1/29		1,076	1,047,689
Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
IQVIA, Inc.:
2.25%, 1/15/28(14)	EUR	250	$ 197,623
5.00%, 10/15/26(1)		850	811,000
5.00%, 5/15/27(1)		685	640,211
Legacy LifePoint Health, LLC:
4.375%, 2/15/27(1)		989	818,528
6.75%, 4/15/25(1)		731	692,535
LifePoint Health, Inc., 5.375%, 1/15/29(1)		2,690	1,880,691
Medline Borrower, L.P., 5.25%, 10/1/29(1)		3,821	2,892,230
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		759	618,187
ModivCare, Inc., 5.875%, 11/15/25(1)		1,122	1,036,884
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		1,330	1,118,084
3.875%, 5/15/32(1)		1,450	1,189,785
Option Care Health, Inc., 4.375%, 10/31/29(1)		1,442	1,221,215
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		430	385,465
STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51		750	519,229
Team Health Holdings, Inc., 6.375%, 2/1/25(1)		1,890	1,404,037
Teleflex, Inc., 4.25%, 6/1/28(1)		408	355,713
Tenet Healthcare Corp.:
4.375%, 1/15/30(1)		799	668,651
4.625%, 9/1/24(1)		268	259,649
4.875%, 1/1/26(1)		1,607	1,495,466
5.125%, 11/1/27(1)		1,607	1,445,316
6.125%, 10/1/28(1)		1,593	1,398,182
6.875%, 11/15/31		878	781,850
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		2,637	2,218,653
Varex Imaging Corp., 7.875%, 10/15/27(1)		959	942,912
			$ 45,923,061
Home Furnishings — 0.1%
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		2,082	$ 1,529,874
			$ 1,529,874
Homebuilders/Real Estate — 0.1%
KB Home, 4.80%, 11/15/29		556	$ 448,918
M/I Homes, Inc., 4.95%, 2/1/28		459	383,265
			$ 832,183
Industrial Equipment — 0.1%
Madison IAQ, LLC, 5.875%, 6/30/29(1)		2,000	$ 1,396,560
TK Elevator Midco GmbH:
4.375%, 7/15/27(14)	EUR	125	103,177

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Industrial Equipment (continued)
TK Elevator Midco GmbH: (continued)
4.75%, (3 mo. EURIBOR + 4.75%), 7/15/27(2)(14)	EUR	300	$ 274,697
			$ 1,774,434
Insurance — 1.0%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		2,831	$ 2,445,840
American National Group, Inc., 6.144%, 6/13/32(1)		1,085	1,012,888
AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,010	840,625
AssuredPartners, Inc., 5.625%, 1/15/29(1)		450	350,320
Athene Global Funding, 2.646%, 10/4/31(1)		1,100	829,031
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		1,568	1,238,054
Galaxy Finco, Ltd., 9.25%, 7/31/27(14)	GBP	575	526,453
Global Atlantic Fin Co., 3.125%, 6/15/31(1)		1,175	861,969
GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		820	755,962
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(17)		250	193,632
Maple Grove Funding Trust I, 4.161%, 8/15/51(1)		860	585,289
Radian Group, Inc., 4.875%, 3/15/27		1,032	916,241
Stewart Information Services Corp., 3.60%, 11/15/31		1,116	861,812
			$ 11,418,116
Internet Software & Services — 0.5%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		655	$ 512,331
6.125%, 12/1/28(1)		659	511,358
Cars.com, Inc., 6.375%, 11/1/28(1)		1,457	1,244,846
Match Group Holdings II, LLC, 3.625%, 10/1/31(1)		1,307	988,648
Netflix, Inc.:
3.625%, 6/15/30(14)	EUR	200	168,202
5.375%, 11/15/29(1)		1,000	942,135
Science Applications International Corp., 4.875%, 4/1/28(1)		1,487	1,325,675
United Group B.V.:
4.00%, 11/15/27(14)	EUR	100	69,634
4.875%, 7/1/24(14)	EUR	475	435,002
			$ 6,197,831
Leisure Goods/Activities/Movies — 1.4%
Brunswick Corp., 5.10%, 4/1/52		845	$ 587,842
Carnival Corp.:
5.75%, 3/1/27(1)		1,316	924,852
6.00%, 5/1/29(1)		404	265,947
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		1,481	1,141,547
Security	Principal Amount* (000's omitted)		Value
Leisure Goods/Activities/Movies (continued)
Cinemark USA, Inc.: (continued)
5.875%, 3/15/26(1)		414	$ 346,635
8.75%, 5/1/25(1)		303	307,513
LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(14)(15)	EUR	252	209,787
Life Time, Inc.:
5.75%, 1/15/26(1)		1,268	1,155,744
8.00%, 4/15/26(1)		427	365,561
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		1,167	1,029,049
Motion Finco S.a.r.l., 7.00%, 5/15/25(14)	EUR	300	291,736
National CineMedia, LLC:
5.75%, 8/15/26		1,186	260,232
5.875%, 4/15/28(1)		1,559	893,447
NCL Corp., Ltd.:
5.875%, 3/15/26(1)		662	504,643
5.875%, 2/15/27(1)		517	431,483
7.75%, 2/15/29(1)		433	327,326
NCL Finance, Ltd., 6.125%, 3/15/28(1)		343	253,623
Playtika Holding Corp., 4.25%, 3/15/29(1)		1,067	854,747
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		1,612	1,469,943
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		1,264	1,052,533
Viking Cruises, Ltd.:
5.875%, 9/15/27(1)		2,472	1,890,128
6.25%, 5/15/25(1)		1,690	1,469,252
7.00%, 2/15/29(1)		658	492,328
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		422	328,922
			$ 16,854,820
Lodging and Casinos — 0.4%
Accor S.A., 2.375%, 11/29/28(14)	EUR	200	$ 150,475
MGM Resorts International:
4.75%, 10/15/28		1,138	955,025
5.50%, 4/15/27		453	407,866
5.75%, 6/15/25		948	906,923
Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)		2,424	2,610,345
			$ 5,030,634
Machinery — 0.0%(9)
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(14)	EUR	321	$ 250,056
			$ 250,056

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Media — 0.5%
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		1,595	$ 1,233,286
iHeartCommunications, Inc.:
6.375%, 5/1/26		179	166,434
8.375%, 5/1/27		324	273,592
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(1)		543	423,816
6.25%, 6/15/25(1)		807	789,395
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)		756	573,615
Tele Columbus AG, 3.875%, 5/2/25(14)	EUR	300	239,535
Telenet Finance Luxembourg S.a.r.l., 3.50%, 3/1/28(14)	EUR	100	82,319
Univision Communications, Inc.:
4.50%, 5/1/29(1)		1,990	1,627,293
7.375%, 6/30/30(1)		391	374,011
Urban One, Inc., 7.375%, 2/1/28(1)		634	539,664
			$ 6,322,960
Metals/Mining — 1.0%
Arconic Corp., 6.125%, 2/15/28(1)		648	$ 573,846
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)		2,658	2,617,798
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		3,216	3,026,385
Constellium N.V.:
4.25%, 2/15/26(14)	EUR	250	220,915
5.875%, 2/15/26(1)		490	450,129
Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,600	1,337,704
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		1,085	903,176
6.125%, 4/1/29(1)		489	395,102
Novelis Corp.:
3.25%, 11/15/26(1)		690	576,836
4.75%, 1/30/30(1)		1,068	878,462
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(14)	EUR	300	232,911
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,513	1,278,092
			$ 12,491,356
Nonferrous Metals/Minerals — 0.4%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		1,333	$ 1,018,545
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)		1,615	1,556,513
New Gold, Inc., 7.50%, 7/15/27(1)		2,683	2,124,560
			$ 4,699,618
Security	Principal Amount* (000's omitted)	Value
Oil and Gas — 3.7%
Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%, Floor 1.50%), 10/1/25(2)	2,366	$ 2,347,032
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,570	1,519,132
BP Capital Markets America, Inc., 3.379%, 2/8/61	710	464,792
Buckeye Partners, L.P., 4.50%, 3/1/28(1)	308	262,518
Callon Petroleum Co.:
7.50%, 6/15/30(1)	601	527,347
8.00%, 8/1/28(1)	788	728,486
Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	232	212,541
Chord Energy Corp., 6.375%, 6/1/26(1)	1,111	1,060,872
Colgate Energy Partners III, LLC:
5.875%, 7/1/29(1)	2,252	2,015,349
7.75%, 2/15/26(1)	1,166	1,147,119
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)	1,519	1,344,085
CVR Energy, Inc., 5.75%, 2/15/28(1)	2,905	2,488,077
Energy Transfer, L.P., 6.25% to 2/15/23(16)(17)	300	246,375
Exxon Mobil Corp., 3.452%, 4/15/51	500	373,448
Halliburton Co., 5.00%, 11/15/45	245	204,148
Hilcorp Energy I, L.P./Hilcorp Finance Co.:
5.75%, 2/1/29(1)	700	613,414
6.00%, 4/15/30(1)	367	320,670
6.00%, 2/1/31(1)	560	487,276
Nabors Industries, Inc., 9.00%, 2/1/25(1)	1,091	1,089,814
Nabors Industries, Ltd., 7.50%, 1/15/28(1)	665	544,127
National Fuel Gas Co., 2.95%, 3/1/31	915	715,568
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	3,382	3,144,347
Occidental Petroleum Corp.:
6.20%, 3/15/40	480	465,151
6.625%, 9/1/30	1,511	1,537,284
8.50%, 7/15/27	1,965	2,107,394
8.875%, 7/15/30	1,685	1,879,735
Parkland Corp.:
4.50%, 10/1/29(1)	376	304,429
4.625%, 5/1/30(1)	1,501	1,219,217
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	1,263	1,044,269
Petroleos Mexicanos:
6.50%, 3/13/27	925	776,214
6.75%, 9/21/47	2,506	1,401,142
6.84%, 1/23/30	142	106,082
Precision Drilling Corp.:
6.875%, 1/15/29(1)	932	824,624
7.125%, 1/15/26(1)	500	469,690

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Oil and Gas (continued)
Shelf Drilling Holdings, Ltd.:
8.25%, 2/15/25(1)		1,535	$ 1,231,300
8.875%, 11/15/24(1)		441	428,625
Southwestern Energy Co., 4.75%, 2/1/32		1,485	1,247,845
Tap Rock Resources, LLC, 7.00%, 10/1/26(1)		2,569	2,353,230
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:
4.00%, 1/15/32		1,038	858,146
4.875%, 2/1/31		233	200,767
5.50%, 3/1/30		224	201,543
6.50%, 7/15/27		566	560,695
Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		935	856,876
UGI International, LLC, 2.50%, 12/1/29(14)	EUR	200	146,679
Weatherford International, Ltd., 8.625%, 4/30/30(1)		1,355	1,183,117
Wintershall Dea Finance 2 B.V., 2.499% to 4/20/26(14)(16)(17)	EUR	600	444,401
			$ 43,704,992
Packaging & Containers — 0.1%
Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(14)	EUR	350	$ 277,403
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)		660	581,516
Schoeller Packaging B.V., 6.375%, 11/1/24(14)	EUR	200	158,144
Trivium Packaging Finance B.V.:
3.75%, 8/15/26(14)	EUR	200	177,144
3.75%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(14)	EUR	300	274,353
			$ 1,468,560
Pharmaceuticals — 0.5%
BellRing Brands, Inc., 7.00%, 3/15/30(1)		2,444	$ 2,240,781
Diocle SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(2)(14)	EUR	96	93,547
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		1,383	1,255,626
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)		980	918,172
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		656	493,181
PRA Health Sciences, Inc., 2.875%, 7/15/26(1)		206	181,671
Rossini S.a.r.l., 3.875%, (3 mo. EURIBOR + 3.875%), 10/30/25(2)(14)	EUR	300	280,417
			$ 5,463,395
Pipelines — 1.9%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)		1,874	$ 1,737,052
Security	Principal Amount* (000's omitted)	Value
Pipelines (continued)
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.: (continued)
7.875%, 5/15/26(1)	879	$ 884,564
Cheniere Energy Partners, L.P.:
4.00%, 3/1/31	2,706	2,274,366
4.50%, 10/1/29	1,722	1,520,001
Cheniere Energy, Inc., 4.625%, 10/15/28	1,553	1,428,271
DCP Midstream, L.P., Series A, 7.375% to 12/15/22(16)(17)	1,637	1,619,026
DT Midstream, Inc., 4.125%, 6/15/29(1)	1,449	1,227,542
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(1)	1,355	1,093,956
4.75%, 1/15/31(1)	1,086	864,565
6.00%, 7/1/25(1)	257	237,960
6.50%, 7/1/27(1)	702	649,731
7.50%, 6/1/30(1)	1,010	956,031
Kinetik Holdings, L.P., 5.875%, 6/15/30(1)	2,308	2,118,199
Midwest Connector Capital Co., LLC, 4.625%, 4/1/29(1)	1,269	1,134,308
MPLX, L.P., 4.95%, 3/14/52	575	451,381
ONEOK, Inc., 4.50%, 3/15/50	546	396,138
Venture Global Calcasieu Pass, LLC:
3.875%, 8/15/29(1)	1,116	959,559
3.875%, 11/1/33(1)	665	518,324
4.125%, 8/15/31(1)	992	824,967
Western Midstream Operating, L.P.:
4.30%, 2/1/30	1,187	1,017,853
4.50%, 3/1/28	148	134,152
4.75%, 8/15/28	150	136,822
Williams Cos., Inc. (The), 5.30%, 8/15/52	875	763,459
		$ 22,948,227
Private Equity — 0.0%(9)
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	600	$ 419,525
		$ 419,525
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)	630	$ 527,396
8.00%, 8/1/29(1)	2,378	1,955,429
		$ 2,482,825
Radio and Television — 0.8%
Audacy Capital Corp., 6.75%, 3/31/29(1)	1,627	$ 395,047

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Radio and Television (continued)
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(1)		740	$ 626,319
7.75%, 4/15/28(1)		1,517	1,147,922
CMG Media Corp., 8.875%, 12/15/27(1)		3,533	2,703,805
Sirius XM Radio, Inc.:
3.125%, 9/1/26(1)		946	832,007
3.875%, 9/1/31(1)		951	739,612
5.00%, 8/1/27(1)		1,609	1,479,982
Townsquare Media, Inc., 6.875%, 2/1/26(1)		1,492	1,365,547
			$ 9,290,241
Real Estate Investment Trusts (REITs) — 1.5%
ADLER Group S.A., 2.25%, 1/14/29(14)	EUR	100	$ 48,127
Aedas Homes Opco SLU, 4.00%, 8/15/26(14)	EUR	105	88,015
American Assets Trust, L.P., 3.375%, 2/1/31		1,000	795,665
Broadstone Net Lease, LLC, 2.60%, 9/15/31		309	227,923
Corporate Office Properties, L.P., 2.90%, 12/1/33		452	313,831
Emeria SASU, 3.375%, 3/31/28(14)	EUR	100	79,499
EPR Properties:
3.60%, 11/15/31		600	429,416
3.75%, 8/15/29		565	437,117
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		600	482,241
3.75%, 9/15/30(1)		1,816	1,324,363
6.00%, 4/15/25(1)		716	675,113
Heimstaden Bostad AB:
3.00% to 10/29/27(14)(16)(17)	EUR	352	203,676
3.248% to 11/19/24(14)(16)(17)	EUR	100	71,629
Neinor Homes S.A., 4.50%, 10/15/26(14)	EUR	100	82,569
Newmark Group, Inc., 6.125%, 11/15/23		2,126	2,097,452
Sabra Health Care, L.P., 3.20%, 12/1/31		823	605,821
Service Properties Trust, 4.75%, 10/1/26		995	752,150
Sun Communities Operating, L.P.:
2.30%, 11/1/28		245	196,918
2.70%, 7/15/31		261	197,617
4.20%, 4/15/32		236	197,998
VICI Properties, L.P./VICI Note Co., Inc.:
3.75%, 2/15/27(1)		323	283,571
4.125%, 8/15/30(1)		1,108	927,656
4.25%, 12/1/26(1)		1,653	1,494,145
4.50%, 9/1/26(1)		895	818,424
4.625%, 12/1/29(1)		2,359	2,051,740
5.625%, 5/1/24(1)		480	472,332
5.75%, 2/1/27(1)		2,073	1,957,835
Security	Principal Amount* (000's omitted)		Value
Real Estate Investment Trusts (REITs) (continued)
Vornado Realty, L.P., 3.40%, 6/1/31		219	$ 167,904
			$ 17,480,747
Retail — 0.9%
Arko Corp., 5.125%, 11/15/29(1)		2,276	$ 1,779,650
B&M European Value Retail S.A., 3.625%, 7/15/25(14)	GBP	200	190,204
Dick's Sporting Goods, Inc., 4.10%, 1/15/52		540	334,772
Dufry One B.V.:
2.00%, 2/15/27(14)	EUR	200	149,877
2.50%, 10/15/24(14)	EUR	200	180,709
3.375%, 4/15/28(14)	EUR	139	104,607
eG Global Finance PLC, 6.25%, 10/30/25(14)	EUR	300	256,108
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.:
4.625%, 1/15/29(1)		745	617,680
6.75%, 1/15/30(1)		1,988	1,514,617
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		1,328	1,072,280
Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		957	783,981
LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		1,652	1,281,723
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(14)(15)	EUR	130	122,390
Punch Finance PLC, 6.125%, 6/30/26(14)	GBP	125	112,680
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 7/31/25(14)	GBP	100	98,117
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		824	677,349
Victoria's Secret & Co., 4.625%, 7/15/29(1)		1,854	1,403,723
			$ 10,680,467
Retailers (Except Food and Drug) — 1.0%
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)		884	$ 770,623
6.75%, 7/1/36		437	360,798
6.875%, 11/1/35		2,079	1,741,776
6.95%, 3/1/33		1,027	827,615
7.60%, 7/15/37		488	382,376
9.375%, 7/1/25(1)		182	188,643
Dave & Buster's, Inc., 7.625%, 11/1/25(1)		2,417	2,383,392
Murphy Oil USA, Inc.:
4.75%, 9/15/29		170	150,815
5.625%, 5/1/27		560	536,385
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(1)		1,290	1,106,625
7.75%, 2/15/29(1)		2,469	2,211,088

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Retailers (Except Food and Drug) (continued)
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		1,532	$ 1,267,899
			$ 11,928,035
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., 4.90%, 8/5/52		850	$ 752,179
ON Semiconductor Corp., 3.875%, 9/1/28(1)		1,544	1,323,728
			$ 2,075,907
Software and Services — 0.5%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		825	$ 705,375
Fair Isaac Corp., 4.00%, 6/15/28(1)		1,248	1,066,029
Gartner, Inc.:
3.625%, 6/15/29(1)		427	356,398
3.75%, 10/1/30(1)		660	541,695
4.50%, 7/1/28(1)		908	813,209
Playtech PLC, 4.25%, 3/7/26(14)	EUR	100	89,152
Sabre GLBL, Inc., 9.25%, 4/15/25(1)		1,459	1,398,838
VMware, Inc., 2.20%, 8/15/31		1,196	872,358
			$ 5,843,054
Steel — 0.4%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		465	$ 459,325
ATI, Inc., 5.875%, 12/1/27		320	291,696
Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,147	1,058,325
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		2,494	2,318,647
thyssenkrupp AG, 2.875%, 2/22/24(14)	EUR	100	92,282
TMS International Corp., 6.25%, 4/15/29(1)		1,365	971,607
			$ 5,191,882
Surface Transport — 0.1%
Hertz Corp. (The):
4.625%, 12/1/26(1)		218	$ 177,339
5.00%, 12/1/29(1)		1,771	1,319,802
			$ 1,497,141
Technology — 0.6%
Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(14)	EUR	265	$ 219,461
International Game Technology PLC:
4.125%, 4/15/26(1)		892	816,416
5.25%, 1/15/29(1)		2,500	2,219,713
6.25%, 1/15/27(1)		976	946,720
6.50%, 2/15/25(1)		718	717,275
Security	Principal Amount* (000's omitted)		Value
Technology (continued)
Minerva Merger Sub, Inc., 6.50%, 2/15/30(1)		2,297	$ 1,820,258
Western Union Co. (The), 6.20%, 11/17/36		872	832,297
			$ 7,572,140
Telecommunications — 3.0%
Altice France Holding S.A.:
6.00%, 2/15/28(1)		719	$ 457,591
10.50%, 5/15/27(1)		1,599	1,256,087
AT&T, Inc., 3.55%, 9/15/55		1,589	1,047,071
Ciena Corp., 4.00%, 1/31/30(1)		883	738,528
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		2,698	2,363,157
DKT Finance ApS, 9.375%, 6/17/23(1)		889	860,997
Iliad Holding SASU:
5.125%, 10/15/26(14)	EUR	100	88,820
5.625%, 10/15/28(14)	EUR	236	199,059
6.50%, 10/15/26(1)		989	866,418
7.00%, 10/15/28(1)		811	696,130
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(1)		840	633,740
6.75%, 10/15/27(1)		1,482	1,232,098
Level 3 Financing, Inc., 4.25%, 7/1/28(1)		400	312,912
Lorca Telecom Bondco S.A., 4.00%, 9/18/27(14)	EUR	743	635,632
Matterhorn Telecom S.A., 3.125%, 9/15/26(14)	EUR	200	171,754
NBN Co., Ltd., 2.625%, 5/5/31(1)		1,000	797,369
Nokia Oyj, 6.625%, 5/15/39		600	557,124
PLT VII Finance S.a.r.l., 4.625%, 1/5/26(14)	EUR	300	264,591
Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(1)		562	393,170
Rogers Communications, Inc., 4.35%, 5/1/49		650	497,253
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)		314	241,389
SES S.A., 5.30%, 4/4/43(1)		186	142,270
SoftBank Group Corp., 2.875%, 1/6/27(14)	EUR	200	150,842
Sprint Capital Corp., 6.875%, 11/15/28		2,379	2,448,645
Sprint Communications, Inc., 6.00%, 11/15/22		365	365,365
Sprint Corp.:
7.625%, 2/15/25		1,785	1,832,815
7.625%, 3/1/26		993	1,028,740
7.875%, 9/15/23		7,378	7,465,577
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		907	746,416
Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(14)	EUR	135	106,231
Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(14)	EUR	150	125,707
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	130	132,133
Telecom Italia SpA:
1.625%, 1/18/29(14)	EUR	100	69,832

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Telecom Italia SpA: (continued)
2.50%, 7/19/23(14)	EUR	400	$ 386,451
2.75%, 4/15/25(14)	EUR	356	322,720
3.00%, 9/30/25(14)	EUR	240	216,209
5.303%, 5/30/24(1)		1,118	1,057,455
Telefonica Europe B.V.:
2.875% to 6/24/27(14)(16)(17)	EUR	100	77,904
2.88% to 2/24/28(14)(16)(17)	EUR	200	150,609
4.375% to 12/14/24(14)(16)(17)	EUR	100	92,883
T-Mobile USA, Inc.:
2.25%, 2/15/26		851	762,649
2.625%, 2/15/29		1,064	880,657
2.875%, 2/15/31		638	514,997
4.75%, 2/1/28		1,045	988,335
Viasat, Inc., 5.625%, 4/15/27(1)		476	396,989
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		868	695,650
Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(14)	EUR	200	148,792
Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(14)(17)	GBP	350	337,059
Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(14)	EUR	350	257,263
			$ 36,212,085
Transportation — 0.3%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		1,528	$ 1,318,618
FedEx Corp., 4.10%, 2/1/45		500	363,622
Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24		150	156,436
Getlink SE, 3.50%, 10/30/25(14)	EUR	415	372,172
Seaspan Corp., 5.50%, 8/1/29(1)		1,654	1,277,651
			$ 3,488,499
Utilities — 1.2%
AES Corp. (The), 2.45%, 1/15/31		556	$ 426,180
Calpine Corp.:
3.75%, 3/1/31(1)		600	470,472
4.50%, 2/15/28(1)		1,073	947,652
4.625%, 2/1/29(1)		680	555,427
5.00%, 2/1/31(1)		910	724,366
5.125%, 3/15/28(1)		1,511	1,300,883
5.25%, 6/1/26(1)		344	324,714
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		838	676,434
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)		60	57,584
4.50%, 9/15/27(1)		1,207	1,101,068
Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
NRG Energy, Inc.:
3.375%, 2/15/29(1)	664	$ 538,550
3.625%, 2/15/31(1)	1,107	865,840
3.875%, 2/15/32(1)	1,466	1,146,705
5.25%, 6/15/29(1)	673	590,241
5.75%, 1/15/28	1,455	1,345,804
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	1,497	1,320,930
Vistra Operations Co., LLC:
4.375%, 5/1/29(1)	939	783,117
5.00%, 7/31/27(1)	1,278	1,157,210
		$ 14,333,177
Total Corporate Bonds (identified cost $737,099,642)		$ 629,210,282

Preferred Stocks — 0.2%
Security	Shares	Value
Building and Development — 0.1%
Brookfield Property Partners, L.P., Series A, 5.75%(12)	39,292	$ 667,964
		$ 667,964
Financial Services — 0.0%
DBI Investors, Inc., Series A-1(10)(11)(12)	1,932	$ 0
		$ 0
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., 15.00% (PIK)(11)(12)	1,803	$ 1,116,733
		$ 1,116,733
Pipelines — 0.0%(9)
NuStar Energy, L.P., Series B, 9.126%, (3 mo. USD LIBOR + 5.643%)(2)	28,087	$ 542,922
		$ 542,922
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC:
Series A, 8.00% (PIK)(10)(11)(12)	1,136	$ 0
Series B, 12.00% (PIK)(10)(11)(12)	4,631	0
		$ 0

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Telecommunications — 0.0%(9)
United States Cellular Corp., 6.25%(12)	18,950	$ 393,023
		$ 393,023
Total Preferred Stocks (identified cost $2,483,846)		$ 2,720,642

Rights (11) — 0.0%(9)
Security	Shares	Value
Diversified Financial Services — 0.0%(9)
BlackRock Corporate High Yield Fund, Inc., Exp. 10/12/22	2,188,579	$ 4,377
Total Rights (identified cost $0)		$ 4,377

Senior Floating-Rate Loans — 51.3%(19)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.4%
Aernnova Aerospace S.A.U.:
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	796	$ 673,759
Term Loan, 4.10%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	204	172,759
AI Convoy (Luxembourg) S.a.r.l.:
Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	1,000	905,321
Term Loan, 5.052%, (6 mo. USD LIBOR + 3.50%), 1/18/27		729	706,655
Dynasty Acquisition Co., Inc.:
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 4/6/26		647	598,370
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 4/6/26		348	321,705
IAP Worldwide Services, Inc.:
Revolving Loan, 0.75%, 7/18/23(20)		172	165,820
Term Loan - Second Lien, 10.174%, (3 mo. USD LIBOR + 6.50%), 7/18/23(10)		218	169,366
Spirit Aerosystems, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 1/15/25		492	488,186
TransDigm, Inc.:
Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 8/22/24		1,340	1,304,605
Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 12/9/25		5,391	5,177,254
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense (continued)
WP CPP Holdings, LLC, Term Loan, 6.56%, (3 mo. USD LIBOR + 3.75%), 4/30/25		6,490	$ 5,827,495
			$ 16,511,295
Airlines — 0.2%
Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27		713	$ 716,444
SkyMiles IP, Ltd., Term Loan, 6.46%, (3 mo. USD LIBOR + 3.75%), 10/20/27		1,950	1,959,616
			$ 2,676,060
Auto Components — 1.4%
Adient US, LLC, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 4/10/28		864	$ 818,159
American Axle and Manufacturing, Inc., Term Loan, 5.06%, (USD LIBOR + 2.25%), 4/6/24(21)		1,663	1,632,663
Chassix, Inc., Term Loan, 7.858%, (USD LIBOR + 5.50%), 11/15/23(21)		1,429	1,314,450
Clarios Global, L.P., Term Loan, 3.935%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	1,373	1,222,338
DexKo Global, Inc.:
Term Loan, 4.685%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	96	84,276
Term Loan, 4.685%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	595	523,764
Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	309	272,372
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/4/28		821	755,508
Garrett LX I S.a.r.l.:
Term Loan, 3.738%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	1,000	916,347
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.25%), 4/30/28		644	612,934
LTI Holdings, Inc.:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 9/6/25		3,365	3,126,731
Term Loan, 7.615%, (1 mo. USD LIBOR + 4.50%), 7/24/26		714	675,087
Tenneco, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 10/1/25		3,633	3,578,936
TI Group Automotive Systems, LLC, Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	524	474,857
Wheel Pros, LLC, Term Loan, 7.552%, (1 mo. USD LIBOR + 4.50%), 5/11/28		891	661,806
			$ 16,670,228

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Automobiles — 0.2%
MajorDrive Holdings IV, LLC:
Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28		444	$ 409,936
Term Loan, 8.597%, (SOFR + 5.65%), 6/1/29		1,642	1,600,706
Thor Industries, Inc., Term Loan, 6.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		763	753,953
			$ 2,764,595
Beverages — 0.0%(9)
City Brewing Company, LLC, Term Loan, 6.185%, (1 mo. USD LIBOR + 3.50%), 4/5/28		643	$ 504,659
			$ 504,659
Biotechnology — 0.1%
Alkermes, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 2.50%), 3/12/26		1,090	$ 1,052,014
Alltech, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 10/13/28		471	453,170
			$ 1,505,184
Building Products — 0.3%
ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(21)		1,753	$ 1,295,204
LHS Borrower, LLC, Term Loan, 7.884%, (SOFR + 4.75%), 2/16/29		1,846	1,508,880
Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28		1,123	1,092,807
			$ 3,896,891
Capital Markets — 1.8%
Advisor Group, Inc., Term Loan, 7.615%, (1 mo. USD LIBOR + 4.50%), 7/31/26		1,143	$ 1,087,838
Andromeda Investissements, Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%), 6/12/26	EUR	1,250	1,151,559
Aretec Group, Inc., Term Loan, 7.384%, (SOFR + 4.25%), 10/1/25		2,318	2,246,234
Brookfield Property REIT, Inc., Term Loan, 5.609%, (SOFR + 2.50%), 8/27/25		778	753,747
CeramTec AcquiCo GmbH, Term Loan, 4.332%, (3 mo. EURIBOR + 3.75%), 2/2/29	EUR	760	659,930
Citco Funding, LLC, Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 9/28/23		3,853	3,828,998
EIG Management Company, LLC, Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 2/22/25		263	254,746
FinCo I, LLC, Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 6/27/25		638	633,326
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Focus Financial Partners, LLC, Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 7/3/24		2,931	$ 2,864,830
Franklin Square Holdings, L.P., Term Loan, 5.375%, (1 mo. USD LIBOR + 2.25%), 8/1/25		528	517,438
Greenhill & Co., Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 4/12/24		888	873,693
Guggenheim Partners, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 7/21/23		2,630	2,609,789
Hudson River Trading, LLC, Term Loan, 6.164%, (SOFR + 3.00%), 3/20/28		2,194	1,987,100
Mariner Wealth Advisors, LLC:
Term Loan, 6.223%, (SOFR + 3.25%), 8/18/28		35	33,190
Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		69	65,980
Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		482	461,165
Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		208	198,641
Victory Capital Holdings, Inc., Term Loan, 4.543%, (3 mo. USD LIBOR + 2.25%), 7/1/26		898	870,322
			$ 21,098,526
Chemicals — 2.0%
Aruba Investments, Inc., Term Loan, 4.68%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	985	$ 895,362
Caldic B.V., Term Loan, 4.185%, (1 mo. EURIBOR + 3.50%), 2/3/29	EUR	1,000	889,396
Flint Group GmbH, Term Loan, 7.759%, (3 mo. USD LIBOR + 5.00%), 7.009% cash, 0.75% PIK, 9/21/23		21	17,221
Flint Group US LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		127	104,101
Groupe Solmax, Inc., Term Loan, 8.392%, (3 mo. USD LIBOR + 4.75%), 5/29/28		198	177,329
INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	200	181,211
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 8/28/26		219	208,537
INEOS Finance PLC, Term Loan, 2.685%, (1 mo. EURIBOR + 2.00%), 4/1/24	EUR	1,199	1,136,018
INEOS Quattro Holdings UK, Ltd., Term Loan, 3.435%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	1,000	878,982
INEOS Styrolution Group GmbH, Term Loan, 2.685%, (1 mo. EURIBOR + 2.00%), 1/29/27	EUR	1,000	868,978
INEOS Styrolution US Holding, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 1/29/26		2,321	2,169,784
INEOS US Finance, LLC:
Term Loan, 4/1/24(22)		2,830	2,744,597
Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 11/8/28		622	587,672

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Kraton Corporation, Term Loan, 6.718%, (SOFR + 3.25%), 3/15/29		448	$ 432,452
Kraton Polymers Holdings B.V., Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	500	460,624
Lonza Group AG:
Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	1,000	857,544
Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/3/28		1,731	1,556,552
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	1,000	940,848
Messer Industries GmbH, Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26		1,324	1,269,815
Momentive Performance Materials, Inc., Term Loan, 6.37%, (1 mo. USD LIBOR + 3.25%), 5/15/24		460	446,350
Olympus Water U.S. Holding Corporation, Term Loan, 8.153%, (SOFR + 4.50%), 11/9/28		373	346,190
Orion Engineered Carbons GmbH:
Term Loan, 3.693%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,000	945,952
Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 9/24/28		371	360,345
Rohm Holding GmbH:
Term Loan, 4.881%, (6 mo. EURIBOR + 4.25%), 7/31/26	EUR	500	386,660
Term Loan, 8.121%, (6 mo. USD LIBOR + 4.75%), 7/31/26		928	733,301
Starfruit Finco B.V., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25		2,256	2,123,007
Tronox Finance, LLC, Term Loan, 5.83%, (USD LIBOR + 2.25%), 3/10/28(21)		1,318	1,254,370
Venator Materials Corporation, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 8/8/24		404	351,263
W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28		1,117	1,052,360
			$ 24,376,821
Commercial Services & Supplies — 1.5%
Allied Universal Holdco, LLC:
Term Loan, 4.435%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	990	$ 848,969
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 5/12/28		2,713	2,392,870
Aramark Services, Inc., Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 3/11/25		933	907,305
Asplundh Tree Expert, LLC, Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 9/7/27		1,103	1,079,485
EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25		4,736	4,392,932
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Harsco Corporation, Term Loan, 5.375%, (1 mo. USD LIBOR + 2.25%), 3/10/28		395	$ 347,600
LABL, Inc., Term Loan, 8.115%, (1 mo. USD LIBOR + 5.00%), 10/29/28		720	652,823
Monitronics International, Inc., Term Loan, 10.306%, (3 mo. USD LIBOR + 7.50%), 3/29/24		1,962	1,317,227
PECF USS Intermediate Holding III Corporation, Term Loan, 7.365%, (1 mo. USD LIBOR + 4.25%), 12/15/28		645	553,598
Phoenix Services International, LLC:
DIP Loan, 3/28/23(22)		163	162,913
Term Loan, 8.25%, (USD Prime + 2.75%), 3/1/25		862	176,228
Prime Security Services Borrower, LLC, Term Loan, 5.303%, (1 mo. USD LIBOR + 2.75%), 9/23/26		1,521	1,476,006
SITEL Group, Term Loan, 4.44%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	500	466,443
SITEL Worldwide Corporation, Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 8/28/28		1,881	1,824,570
Tempo Acquisition, LLC, Term Loan, 6.034%, (SOFR + 3.00%), 8/31/28		835	815,217
Werner FinCo, L.P., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/24/24		998	898,339
			$ 18,312,525
Communications Equipment — 0.2%
CommScope, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 4/6/26		1,770	$ 1,636,006
Digi International, Inc., Term Loan, 7.806%, (3 mo. USD LIBOR + 5.00%), 11/1/28		393	384,018
Tiger Acquisition, LLC, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 6/1/28		495	459,938
			$ 2,479,962
Construction Materials — 0.5%
Oscar Acquisition Co, LLC, Term Loan, 8.153%, (SOFR + 4.50%), 4/29/29		900	$ 830,812
Quikrete Holdings, Inc.:
Term Loan, 5.74%, (1 mo. USD LIBOR + 2.63%), 2/1/27		2,922	2,813,506
Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 6/11/28		2,164	2,088,381
			$ 5,732,699
Containers & Packaging — 1.0%
Berlin Packaging, LLC, Term Loan, 6.382%, (USD LIBOR + 3.75%), 3/11/28(21)		1,238	$ 1,169,954
BWAY Holding Company, Term Loan, 5.814%, (1 mo. USD LIBOR + 3.25%), 4/3/24		2,498	2,335,562

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.309%, (SOFR + 4.18%), 4/13/29		574	$ 542,631
Kouti B.V., Term Loan, 3.757%, (3 mo. EURIBOR + 3.18%), 8/31/28	EUR	2,000	1,755,922
Pregis TopCo Corporation, Term Loan, 6.806%, (3 mo. USD LIBOR + 4.00%), 7/31/26		632	603,153
Pretium PKG Holdings, Inc.:
Term Loan, 6.502%, (USD LIBOR + 4.00%), 10/2/28(21)		620	561,383
Term Loan - Second Lien, 9.473%, (3 mo. USD LIBOR + 6.75%), 10/1/29		350	301,875
Proampac PG Borrower, LLC, Term Loan, 6.349%, (USD LIBOR + 3.75%), 11/3/25(21)		568	532,284
Reynolds Group Holdings, Inc.:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 2/5/26		1,351	1,296,900
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 9/24/28		965	926,399
Trident TPI Holdings, Inc.:
Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), 9/15/28(20)		99	93,995
Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 10/17/24		811	794,264
Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 9/15/28		694	659,801
			$ 11,574,123
Distributors — 0.2%
Autokiniton US Holdings, Inc., Term Loan, 7.185%, (1 mo. USD LIBOR + 4.50%), 4/6/28		518	$ 478,907
Phillips Feed Service, Inc., Term Loan, 9.993%, (1 mo. USD LIBOR + 7.00%), 11/13/24(10)		107	85,458
White Cap Buyer, LLC, Term Loan, 6.784%, (SOFR + 3.75%), 10/19/27		2,063	1,937,860
			$ 2,502,225
Diversified Consumer Services — 0.3%
Ascend Learning, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 12/11/28		645	$ 597,144
Corporation Service Company, Term Loan, 8/31/29(22)		350	342,125
KUEHG Corp.:
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 2/21/25		2,231	2,114,215
Term Loan - Second Lien, 11.365%, (1 mo. USD LIBOR + 8.25%), 8/22/25		425	415,437
Sotheby's, Term Loan, 7.012%, (3 mo. USD LIBOR + 4.50%), 1/15/27		443	429,431
			$ 3,898,352
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	1,000	$ 909,813
Sandy BidCo B.V., Term Loan, 4.68%, (1 mo. EURIBOR + 4.00%), 8/17/29	EUR	1,000	914,713
Zephyr Bidco Limited, Term Loan, 6.474%, (SONIA + 4.75%), 7/23/25	GBP	775	722,547
			$ 2,547,073
Diversified Telecommunication Services — 3.0%
CenturyLink, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/15/27		7,197	$ 6,562,949
eircom Finco S.a.r.l., Term Loan, 3.631%, (1 mo. EURIBOR + 3.25%), 5/15/26	EUR	1,786	1,631,867
GEE Holdings 2, LLC:
Term Loan, 11.604%, (3 mo. USD LIBOR + 8.00%), 3/24/25		329	326,348
Term Loan - Second Lien, 11.854%, (3 mo. USD LIBOR + 8.25%), 5.104% cash, 6.75% PIK, 3/23/26		701	536,615
Numericable Group S.A.:
Term Loan, 3.238%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	497	440,590
Term Loan, 5.556%, (3 mo. USD LIBOR + 2.75%), 7/31/25		2,037	1,879,248
Telenet International Finance S.a.r.l., Term Loan, 2.613%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	1,577,881
UPC Broadband Holding B.V.:
Term Loan, 2.863%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	1,349,407
Term Loan, 3.363%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,000	2,762,271
Term Loan, 5.068%, (1 mo. USD LIBOR + 2.25%), 4/30/28		900	860,625
UPC Financing Partnership, Term Loan, 5.743%, (1 mo. USD LIBOR + 2.93%), 1/31/29		3,025	2,896,438
Virgin Media Bristol, LLC, Term Loan, 6.068%, (1 mo. USD LIBOR + 3.25%), 1/31/29		1,150	1,116,321
Virgin Media Ireland Limited, Term Loan, 3.863%, (6 mo. EURIBOR + 3.50%), 7/15/29	EUR	1,000	906,241
Virgin Media SFA Finance Limited:
Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	1,300	1,160,036
Term Loan, 4.973%, (SONIA + 3.25%), 11/15/27	GBP	1,500	1,493,734
Zayo Group Holdings, Inc.:
Term Loan, 3.935%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	975	815,401
Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 3/9/27		2,171	1,824,487

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
Ziggo B.V., Term Loan, 3.764%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,750	$ 3,321,451
Ziggo Financing Partnership, Term Loan, 5.318%, (1 mo. USD LIBOR + 2.50%), 4/30/28		4,150	3,962,507
			$ 35,424,417
Electrical Equipment — 0.2%
AZZ, Inc., Term Loan, 7.085%, (SOFR + 4.25%), 5/13/29		376	$ 366,543
GrafTech Finance, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 2/12/25		978	917,201
II-VI Incorporated, Term Loan, 5.314%, (1 mo. USD LIBOR + 2.75%), 7/2/29		1,000	970,833
			$ 2,254,577
Electronic Equipment, Instruments & Components — 0.6%
Chamberlain Group, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 11/3/28		1,538	$ 1,403,767
CPI International, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/26/24		653	647,347
Creation Technologies, Inc., Term Loan, 7.785%, (3 mo. USD LIBOR + 5.50%), 10/5/28		973	812,090
Minimax Viking GmbH, Term Loan, 3.435%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	950	898,112
Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28		695	666,092
Robertshaw US Holding Corp., Term Loan, 6.625%, (1 mo. USD LIBOR + 3.50%), 2/28/25		1,003	840,638
Verifone Systems, Inc., Term Loan, 6.997%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,229	1,100,291
Verisure Holding AB, Term Loan, 3.473%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	1,000	878,125
			$ 7,246,462
Energy Equipment & Services — 0.1%
Ameriforge Group, Inc.:
Term Loan, 14.471%, (1 mo. USD LIBOR + 13.00%), 12/29/23(20)		106	$ 52,454
Term Loan, 16.674%, (3 mo. USD LIBOR + 13.00%), 11.674% cash, 5.00% PIK, 12/31/23		834	413,665
Lealand Finance Company B.V., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 4.115% cash, 3.00% PIK, 6/30/25		225	114,850
			$ 580,969
Engineering & Construction — 0.4%
Aegion Corporation, Term Loan, 7.865%, (1 mo. USD LIBOR + 4.75%), 5/17/28		470	$ 433,805
Borrower/Description	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
Amentum Government Services Holdings, LLC:
Term Loan, 7.393%, (SOFR + 4.00%), 2/15/29		748	$ 716,953
Term Loan, 7.798%, (USD LIBOR + 4.00%), 1/29/27(21)		1,002	959,355
American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27		565	542,340
APi Group DE, Inc., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 10/1/26		1,433	1,398,557
Northstar Group Services, Inc., Term Loan, 8.615%, (1 mo. USD LIBOR + 5.50%), 11/12/26		219	214,810
			$ 4,265,820
Entertainment — 1.2%
Alchemy Copyrights, LLC, Term Loan, 5.564%, (1 mo. USD LIBOR + 3.00%), 3/10/28		466	$ 455,047
AMC Entertainment Holdings, Inc., Term Loan, 5.756%, (1 mo. USD LIBOR + 3.00%), 4/22/26		1,809	1,421,867
City Football Group Limited, Term Loan, 6.484%, (3 mo. USD LIBOR + 3.50%), 7/21/28		1,365	1,282,806
Crown Finance US, Inc.:
DIP Loan, 0.00%, 9/7/23(20)		98	100,373
DIP Loan, 12.783%, (SOFR + 10.00%), 9/8/23		1,169	1,194,444
Term Loan, 0.00%, 9/30/26(18)		1,500	633,544
Term Loan, 10.076%, (6 mo. USD LIBOR + 8.25%), 2/28/25		210	227,003
Term Loan, 18.924%, (3 mo. USD LIBOR + 15.25%), 10.674% cash, 8.25% PIK, 5/23/24		286	340,232
Delta 2 (LUX) S.a.r.l., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 2/1/24		1,125	1,115,818
Playtika Holding Corp., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 3/13/28		2,181	2,095,583
Renaissance Holding Corp.:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/30/25		1,687	1,607,562
Term Loan, 7.096%, (SOFR + 4.50%), 3/30/29		175	167,871
Term Loan - Second Lien, 10.115%, (1 mo. USD LIBOR + 7.00%), 5/29/26		200	191,500
UFC Holdings, LLC, Term Loan, 5.52%, (3 mo. USD LIBOR + 2.75%), 4/29/26		2,825	2,719,445
Vue International Bidco PLC:
Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	1,081	755,507
Term Loan, 9.766%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	121	116,048
			$ 14,424,650

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 1/2/26		883	$ 860,555
			$ 860,555
Food & Staples Retailing — 0.2%
BJ's Wholesale Club, Inc., Term Loan, 4.773%, (1 mo. USD LIBOR + 2.00%), 2/3/24		487	$ 486,906
US Foods, Inc., Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 9/13/26		1,673	1,629,153
			$ 2,116,059
Food Products — 1.0%
8th Avenue Food & Provisions, Inc., Term Loan, 7.865%, (1 mo. USD LIBOR + 4.75%), 10/1/25		594	$ 527,175
Badger Buyer Corp., Term Loan, 6.628%, (1 mo. USD LIBOR + 3.50%), 9/30/24		380	345,166
CHG PPC Parent, LLC:
Term Loan, 4.185%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	1,831,061
Term Loan, 6.125%, (1 mo. USD LIBOR + 3.00%), 12/8/28		473	453,720
Del Monte Foods, Inc., Term Loan, 7.368%, (SOFR + 4.35%), 5/16/29		450	431,437
Froneri International, Ltd.:
Term Loan, 3.006%, (6 mo. EURIBOR + 2.38%), 1/29/27	EUR	1,275	1,129,606
Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 1/29/27		2,151	2,034,240
Monogram Food Solutions, LLC, Term Loan, 7.125%, (1 mo. USD LIBOR + 4.00%), 8/28/28		546	526,769
Nomad Foods Europe Midco Limited, Term Loan, 2.863%, (6 mo. EURIBOR + 2.50%), 6/24/28	EUR	3,000	2,752,716
Shearer's Foods, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 9/23/27		392	365,654
Sovos Brands Intermediate, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 6/8/28		497	475,412
United Petfood Group B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 4/23/28	EUR	750	671,641
Valeo F1 Company Limited (Ireland), Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/30/28	EUR	1,000	847,743
			$ 12,392,340
Health Care Equipment & Supplies — 0.2%
Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28		744	$ 709,017
CryoLife, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/1/27		524	496,372
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28		1,037	$ 673,105
Medline Borrower, L.P., Term Loan, 4.185%, (1 mo. EURIBOR + 3.50%), 10/23/28	EUR	1,000	916,959
			$ 2,795,453
Health Care Providers & Services — 3.1%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28		1,067	$ 1,042,931
Biogroup-LCD, Term Loan, 3.027%, (3 mo. EURIBOR + 2.75%), 2/9/28	EUR	750	659,390
BW NHHC Holdco, Inc., Term Loan, 7.961%, (3 mo. USD LIBOR + 5.00%), 5/15/25		3,691	2,321,589
CCRR Parent, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 3/6/28		517	509,734
Cerba Healthcare S.A.S., Term Loan, 3.935%, (1 mo. EURIBOR + 3.25%), 6/30/28	EUR	1,250	1,106,130
CHG Healthcare Services, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 9/29/28		1,089	1,047,774
Covis Finco S.a.r.l., Term Loan, 10.203%, (SOFR + 6.50%), 2/18/27		926	738,684
Dedalus Finance GmbH, Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	500	454,498
Electron BidCo, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 11/1/28		796	756,366
Elsan S.A.S., Term Loan, 4.263%, (EURIBOR + 3.35%), 6/16/28(21)	EUR	1,500	1,370,845
Ensemble RCM, LLC, Term Loan, 6.556%, (3 mo. USD LIBOR + 3.75%), 8/3/26		1,320	1,290,763
Envision Healthcare Corporation:
Term Loan, 10.531%, (SOFR + 7.88%), 3/31/27		1,029	959,973
Term Loan - Second Lien, 6.83%, (SOFR + 4.25%), 3/31/27		7,293	3,340,119
Hanger, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 3/6/25		1,021	1,020,464
IVC Acquisition, Ltd., Term Loan, 6.309%, (SONIA + 4.50%), 2/13/26	GBP	1,000	1,014,665
LSCS Holdings, Inc., Term Loan, 8.174%, (3 mo. USD LIBOR + 4.50%), 12/16/28		720	690,780
MDVIP, Inc., Term Loan, 6.552%, (1 mo. USD LIBOR + 3.50%), 10/16/28		274	260,286
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(20)		204	194,475
Term Loan, 6.377%, (USD LIBOR + 3.50%), 11/1/28(21)		1,265	1,205,876

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Mehilainen Yhtiot Oy, Term Loan, 4.718%, (3 mo. EURIBOR + 3.53%), 8/11/25	EUR	1,000	$ 898,583
Midwest Physician Administrative Services, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 3/12/28		468	429,860
National Mentor Holdings, Inc.:
Term Loan, 7.18%, (USD LIBOR + 3.75%), 3/2/28(21)		2,051	1,480,881
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 3/2/28		58	42,092
Option Care Health, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 10/27/28		422	414,035
Pacific Dental Services, LLC, Term Loan, 6.493%, (1 mo. USD LIBOR + 3.50%), 5/5/28		494	477,292
Pediatric Associates Holding Company, LLC:
Term Loan, 5.076%, (6 mo. USD LIBOR + 3.25%), 12/29/28		475	457,422
Term Loan, 6.056%, (USD LIBOR + 3.25%), 12/29/28(20)(21)		72	69,481
PetVet Care Centers, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 2/14/25		148	138,448
Phoenix Guarantor, Inc.:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/5/26		1,887	1,792,548
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 3/5/26		1,304	1,238,582
Radiology Partners, Inc., Term Loan, 7.319%, (1 mo. USD LIBOR + 4.25%), 7/9/25		1,197	1,017,254
Radnet Management, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 4/21/28		1,012	970,857
Ramsay Generale de Sante S.A., Term Loan, 2.925%, (3 mo. EURIBOR + 2.80%), 4/22/27	EUR	500	464,299
Select Medical Corporation, Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 3/6/25		2,968	2,877,984
Sound Inpatient Physicians, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 6/27/25		479	439,253
Surgery Center Holdings, Inc., Term Loan, 6.51%, (1 mo. USD LIBOR + 3.75%), 8/31/26		1,046	995,187
Synlab Bondco PLC, Term Loan, 2.778%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	500	463,564
U.S. Anesthesia Partners, Inc., Term Loan, 6.814%, (1 mo. USD LIBOR + 4.25%), 10/1/28		1,509	1,418,469
WP CityMD Bidco, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28		672	643,681
			$ 36,715,114
Health Care Technology — 1.1%
Bracket Intermediate Holding Corp., Term Loan, 6.543%, (3 mo. USD LIBOR + 4.25%), 9/5/25		912	$ 865,260
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Technology (continued)
Change Healthcare Holdings, LLC, Term Loan, 7.75%, (USD Prime + 1.50%), 3/1/24		5,019	$ 5,011,628
GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24		926	893,565
Imprivata, Inc., Term Loan, 7.284%, (SOFR + 4.25%), 12/1/27		224	217,564
MedAssets Software Intermediate Holdings, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 12/18/28		1,095	1,009,676
Navicure, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,662	1,598,005
Project Ruby Ultimate Parent Corp., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/10/28		1,034	968,963
Verscend Holding Corp., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 8/27/25		2,207	2,153,533
			$ 12,718,194
Hotels, Restaurants & Leisure — 2.2%
Carnival Corporation:
Term Loan, 3.975%, (6 mo. EURIBOR + 3.75%), 6/30/25	EUR	1,481	$ 1,349,925
Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25		1,271	1,162,736
Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28		2,680	2,344,781
ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24		1,900	1,754,650
Dave & Buster's, Inc., Term Loan, 8.188%, (SOFR + 5.00%), 6/29/29		750	732,991
Fertitta Entertainment, LLC, Term Loan, 7.034%, (SOFR + 4.00%), 1/27/29		4,192	3,899,314
Four Seasons Hotels Limited, Term Loan, 5.121%, (1 mo. USD LIBOR + 2.00%), 11/30/23		1,021	1,018,650
GVC Holdings PLC, Term Loan, 3.185%, (1 mo. EURIBOR + 2.50%), 3/29/24	EUR	1,850	1,708,840
Hilton Grand Vacations Borrower, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 8/2/28		916	886,942
IRB Holding Corp.:
Term Loan, 5.696%, (SOFR + 3.00%), 12/15/27		298	278,933
Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 2/5/25		2,182	2,115,250
Oravel Stays Singapore Pte, Ltd., Term Loan, 11.86%, (3 mo. USD LIBOR + 8.25%), 6/23/26		543	480,666
Playa Resorts Holding B.V., Term Loan, 5.87%, (1 mo. USD LIBOR + 2.75%), 4/29/24		2,454	2,374,549
Scientific Games Holdings, L.P., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 4/4/29	EUR	1,000	908,996
SeaWorld Parks & Entertainment, Inc., Term Loan, 6.125%, (1 mo. USD LIBOR + 3.00%), 8/25/28		891	857,142

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
SMG US Midco 2, Inc., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 1/23/25		239	$ 228,519
Stars Group Holdings B.V. (The), Term Loan, 5.892%, (3 mo. USD LIBOR + 2.25%), 7/21/26		2,252	2,182,806
Travel Leaders Group, LLC, Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 1/25/24		934	858,878
Twin River Worldwide Holdings, Inc., Term Loan, 5.935%, (1 mo. USD LIBOR + 3.25%), 10/2/28		1,166	1,056,129
			$ 26,200,697
Household Durables — 1.0%
Libbey Glass, Inc., Term Loan, 10.455%, (3 mo. USD LIBOR + 8.00%), 11/13/25		4,242	$ 4,356,355
Serta Simmons Bedding, LLC:
Term Loan, 10.793%, (3 mo. USD LIBOR + 7.50%), 8/10/23		2,442	2,379,072
Term Loan - Second Lien, 10.793%, (3 mo. USD LIBOR + 7.50%), 8/10/23		8,073	4,265,373
Solis IV B.V., Term Loan, 4.468%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	1,000	843,659
			$ 11,844,459
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 8.94%, (SOFR + 6.00%), 12/22/26		397	$ 376,157
Nobel Bidco B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	1,000	723,277
			$ 1,099,434
Independent Power and Renewable Electricity Producers — 0.0%(9)
Longview Power, LLC, Term Loan, 13.674%, (3 mo. USD LIBOR + 10.00%), 7/30/25		21	$ 20,926
			$ 20,926
Industrial Conglomerates — 0.2%
Rain Carbon GmbH, Term Loan, 3.532%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	1,025	$ 931,721
SPX Flow, Inc., Term Loan, 7.634%, (SOFR + 4.50%), 4/5/29		1,350	1,250,438
			$ 2,182,159
Insurance — 1.9%
Alliant Holdings Intermediate, LLC:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/9/25		2,660	$ 2,550,082
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/9/25		460	440,950
Borrower/Description	Principal Amount* (000's omitted)		Value
Insurance (continued)
AmWINS Group, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 2/19/28		3,807	$ 3,648,127
AssuredPartners, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 2/12/27		170	161,338
Financiere CEP S.A.S., Term Loan, 4.225%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	750	682,360
Hub International Limited:
Term Loan, 5.766%, (3 mo. USD LIBOR + 3.00%), 4/25/25		4,979	4,797,127
Term Loan, 5.982%, (3 mo. USD LIBOR + 3.25%), 4/25/25		1,824	1,760,503
NFP Corp., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 2/15/27		3,107	2,923,407
Ryan Specialty Group, LLC, Term Loan, 6.134%, (SOFR + 3.00%), 9/1/27		1,691	1,639,785
USI, Inc.:
Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24		3,088	3,012,563
Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,386	1,340,813
			$ 22,957,055
Interactive Media & Services — 0.4%
Buzz Finco, LLC:
Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 1/29/27		561	$ 541,003
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 1/29/27		60	58,883
Camelot U.S. Acquisition, LLC:
Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 10/30/26		1,799	1,746,650
Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 10/30/26		1,056	1,023,842
Foundational Education Group, Inc., Term Loan, 7.565%, (SOFR + 3.75%), 8/31/28		546	513,123
Getty Images, Inc., Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26		730	726,007
Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27		675	648,562
			$ 5,258,070
Internet & Direct Marketing Retail — 0.4%
Adevinta ASA:
Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	1,800	$ 1,678,091
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 6/26/28		296	289,461
CNT Holdings I Corp., Term Loan, 6.248%, (SOFR + 3.50%), 11/8/27		690	658,257

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Internet & Direct Marketing Retail (continued)
Etraveli Holding AB, Term Loan, 5.443%, (3 mo. EURIBOR + 4.25%), 8/2/24	EUR	937	$ 843,998
Hoya Midco, LLC, Term Loan, 6.284%, (SOFR + 3.25%), 2/3/29		993	953,379
Speedster Bidco GmbH, Term Loan, 5.108%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	1,000	852,644
			$ 5,275,830
IT Services — 1.8%
Asurion, LLC:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,105	$ 2,638,995
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 7/31/27		1,093	923,881
Term Loan, 7.703%, (SOFR + 4.00%), 8/19/28		1,015	873,755
Term Loan - Second Lien, 8.365%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,350	1,033,875
Cyxtera DC Holdings, Inc., Term Loan, 5.79%, (3 mo. USD LIBOR + 3.00%), 5/1/24		903	826,690
Endure Digital, Inc., Term Loan, 6.185%, (1 mo. USD LIBOR + 3.50%), 2/10/28		2,765	2,350,250
EP Purchaser, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 11/6/28		423	413,801
Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27		3,096	2,959,007
Indy US Bidco, LLC:
Term Loan, 4.435%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	739	658,281
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 3/5/28		665	600,634
Informatica, LLC, Term Loan, 5.875%, (1 mo. USD LIBOR + 2.75%), 10/27/28		2,662	2,586,213
NAB Holdings, LLC, Term Loan, 6.703%, (SOFR + 3.00%), 11/23/28		1,117	1,064,456
Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28		1,330	954,511
Sedgwick Claims Management Services, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 12/31/25		1,227	1,165,316
Skopima Merger Sub, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 5/12/28		1,485	1,384,762
team.blue Finco S.a.r.l.:
Term Loan, 4.893%, (3 mo. EURIBOR + 3.70%), 3/30/28	EUR	946	852,136
Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	54	48,694
			$ 21,335,257
Borrower/Description	Principal Amount* (000's omitted)		Value
Leisure Products — 0.2%
Accell Group N.V., Term Loan, 9/14/29(22)	EUR	500	$ 456,642
Amer Sports Oyj, Term Loan, 5.131%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	1,550	1,357,043
Fender Musical Instruments Corporation, Term Loan, 6.754%, (SOFR + 4.00%), 12/1/28		323	275,921
			$ 2,089,606
Life Sciences Tools & Services — 0.5%
Avantor Funding, Inc., Term Loan, 3.435%, (1 mo. EURIBOR + 2.75%), 6/12/28	EUR	988	$ 940,379
Catalent Pharma Solutions, Inc., Term Loan, 5.063%, (1 mo. USD LIBOR + 2.00%), 2/22/28		823	818,142
Curia Global, Inc., Term Loan, 6.556%, (3 mo. USD LIBOR + 3.75%), 8/30/26		246	228,241
IQVIA, Inc., Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 1/17/25		1,363	1,362,252
LGC Group Holdings, Ltd., Term Loan, 3.685%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	1,000	894,296
Loire Finco Luxembourg S.a.r.l., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 4/21/27		342	314,827
Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27		1,356	1,291,000
			$ 5,849,137
Machinery — 2.4%
AI Alpine AT Bidco GmbH, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 10/31/25	EUR	750	$ 684,197
Albion Financing 3 S.a.r.l., Term Loan, 8.009%, (3 mo. USD LIBOR + 5.25%), 8/17/26		1,538	1,460,495
Alliance Laundry Systems, LLC, Term Loan, 5.955%, (3 mo. USD LIBOR + 3.50%), 10/8/27		1,069	1,026,473
American Trailer World Corp., Term Loan, 6.884%, (SOFR + 3.75%), 3/3/28		891	814,464
Apex Tool Group, LLC, Term Loan, 8.098%, (SOFR + 5.25%), 2/8/29		3,354	2,989,482
Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28		1,535	1,294,734
CPM Holdings, Inc., Term Loan, 6.064%, (1 mo. USD LIBOR + 3.50%), 11/17/25		313	303,035
Delachaux Group S.A., Term Loan, 7.306%, (3 mo. USD LIBOR + 4.50%), 4/16/26		444	406,374
Engineered Machinery Holdings, Inc.:
Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	990	887,778
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28		1,871	1,803,044

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Filtration Group Corporation:
Term Loan, 4.728%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	1,354	$ 1,270,223
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 10/21/28		743	706,303
Gates Global, LLC:
Term Loan, 3.685%, (1 mo. EURIBOR + 3.00%), 4/1/24	EUR	856	792,942
Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 3/31/27		3,949	3,806,668
Granite Holdings US Acquisition Co., Term Loan, 7.688%, (3 mo. USD LIBOR + 4.00%), 9/30/26		1,255	1,218,828
Icebox Holdco III, Inc.:
Term Loan, 3.75%, 12/22/28(20)		146	138,064
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28		701	663,974
Illuminate Buyer, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 6/30/27		748	683,114
Penn Engineering & Manufacturing Corp., Term Loan, 3.693%, (3 mo. EURIBOR + 2.50%), 6/27/24	EUR	1,184	1,108,417
Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25		3,032	2,737,116
TK Elevator Topco GmbH, Term Loan, 4.256%, (6 mo. EURIBOR + 3.63%), 7/29/27	EUR	1,000	880,208
Vertical US Newco, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 7/30/27		1,201	1,151,484
Zephyr German BidCo GmbH, Term Loan, 4.216%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	1,500	1,343,281
			$ 28,170,698
Media — 1.5%
Axel Springer SE, Term Loan, 5.816%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	1,000	$ 923,697
CMG Media Corporation, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 12/17/26		1,824	1,711,299
Diamond Sports Group, LLC:
Term Loan, 10.696%, (SOFR + 8.00%), 5/26/26		914	876,492
Term Loan - Second Lien, 5.946%, (SOFR + 3.25%), 8/24/26		3,008	610,527
Entravision Communications Corporation, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 11/29/24		823	811,191
Gray Television, Inc.:
Term Loan, 5.064%, (1 mo. USD LIBOR + 2.50%), 1/2/26		637	619,868
Term Loan, 5.187%, (1 mo. USD LIBOR + 2.50%), 2/7/24		208	207,858
Term Loan, 5.564%, (1 mo. USD LIBOR + 3.00%), 12/1/28		943	918,714
Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Hubbard Radio, LLC, Term Loan, 7.37%, (1 mo. USD LIBOR + 4.25%), 3/28/25	662	$ 577,606
iHeartCommunications, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 5/1/26	444	417,490
Magnite, Inc., Term Loan, 8.173%, (USD LIBOR + 5.00%), 4/28/28(21)	642	614,595
MJH Healthcare Holdings, LLC, Term Loan, 6.634%, (SOFR + 3.50%), 1/28/29	274	259,944
Nexstar Broadcasting, Inc., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 9/18/26	294	291,214
Recorded Books, Inc., Term Loan, 7.075%, (SOFR + 4.00%), 8/29/25	1,660	1,602,815
Sinclair Television Group, Inc.:
Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	631	600,551
Term Loan, 6.12%, (1 mo. USD LIBOR + 3.00%), 4/1/28	407	384,671
Univision Communications, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/15/26	6,837	6,509,271
		$ 17,937,803
Metals/Mining — 0.2%
American Consolidated Natural Resources, Inc., Term Loan, 19.084%, (1 mo. USD LIBOR + 16.00%), 16.084% cash, 3.00% PIK, 9/16/25	104	$ 104,732
Dynacast International, LLC:
Term Loan, 7.48%, (3 mo. USD LIBOR + 4.50%), 7/22/25	1,053	934,565
Term Loan, 11.98%, (3 mo. USD LIBOR + 9.00%), 10/22/25	406	359,711
WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	484	468,498
Zekelman Industries, Inc., Term Loan, 5.604%, (3 mo. USD LIBOR + 2.00%), 1/24/27	1,108	1,061,672
		$ 2,929,178
Oil, Gas & Consumable Fuels — 1.0%
Buckeye Partners, L.P., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 11/1/26	2,706	$ 2,642,566
Centurion Pipeline Company, LLC:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 9/29/25	266	262,293
Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 9/28/25	222	218,022
CITGO Petroleum Corporation, Term Loan, 9.365%, (1 mo. USD LIBOR + 6.25%), 3/28/24	2,243	2,243,959
Delek US Holdings, Inc.:
Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/31/25	1,351	1,309,390

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc.: (continued)
Term Loan, 8.615%, (1 mo. USD LIBOR + 5.50%), 3/31/25		561	$ 555,019
Freeport LNG Investments, LLLP, Term Loan, 6.21%, (3 mo. USD LIBOR + 3.50%), 12/21/28		667	617,418
Matador Bidco S.a.r.l., Term Loan, 7.615%, (1 mo. USD LIBOR + 4.50%), 10/15/26		1,715	1,672,125
Oryx Midstream Services Permian Basin, LLC, Term Loan, 6.211%, (3 mo. USD LIBOR + 3.25%), 10/5/28		819	795,255
Oxbow Carbon, LLC, Term Loan, 7.878%, (3 mo. USD LIBOR + 4.25%), 10/17/25		315	313,228
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 11.115%, (1 mo. USD LIBOR + 8.00%), 8/27/26		782	780,182
UGI Energy Services, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 8/13/26		1,040	1,035,902
			$ 12,445,359
Personal Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 8/18/25		968	$ 931,700
Rainbow Finco S.a.r.l., Term Loan, 4.658%, (6 mo. EURIBOR + 3.75%), 2/24/29	EUR	1,000	896,746
Sunshine Luxembourg VII S.a.r.l., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/1/26		197	183,887
			$ 2,012,333
Pharmaceuticals — 1.6%
Aenova Holding GmbH, Term Loan, 5.034%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	1,000	$ 838,759
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.935%, (1 mo. EURIBOR + 3.25%), 9/29/25	EUR	1,000	897,562
Akorn, Inc., Term Loan, 9.777%, (3 mo. USD LIBOR + 7.50%), 10/1/25		180	173,828
Amneal Pharmaceuticals, LLC, Term Loan, 6.903%, (USD LIBOR + 3.50%), 5/4/25(21)		3,570	2,981,212
Bausch Health Companies, Inc., Term Loan, 8.098%, (SOFR + 5.25%), 2/1/27		3,095	2,390,759
Horizon Therapeutics USA, Inc.:
Term Loan, 4.875%, (1 mo. USD LIBOR + 1.75%), 3/15/28		1,921	1,850,524
Term Loan, 5.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26		654	633,490
Jazz Financing Lux S.a.r.l., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 5/5/28		1,447	1,401,293
Mallinckrodt International Finance S.A.:
Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27		3,360	2,805,750
Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Mallinckrodt International Finance S.A.: (continued)
Term Loan, 8.983%, (3 mo. USD LIBOR + 5.50%), 9/30/27		1,927	$ 1,604,014
Nidda Healthcare Holding AG:
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	625	560,466
Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 8/21/26	EUR	1,000	882,045
PharmaZell GmbH, Term Loan, 4.685%, (1 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,000	928,597
Recipharm AB, Term Loan, 3.539%, (3 mo. EURIBOR + 3.20%), 2/17/28	EUR	1,000	884,495
			$ 18,832,794
Professional Services — 1.2%
AlixPartners, LLP:
Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	985	$ 897,775
Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 2/4/28		1,404	1,351,691
APFS Staffing Holdings, Inc., Term Loan, 6.855%, (SOFR + 4.00%), 12/29/28		274	263,364
Blitz 20-487 GmbH, Term Loan, 3.438%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	1,000	895,930
Brown Group Holding, LLC:
Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 6/7/28		223	212,019
Term Loan, 6.784%, (SOFR + 3.75%), 7/2/29		250	242,735
CoreLogic, Inc., Term Loan, 6.625%, (1 mo. USD LIBOR + 3.50%), 6/2/28		3,901	2,958,086
Deerfield Dakota Holding, LLC, Term Loan, 6.784%, (SOFR + 3.75%), 4/9/27		2,080	1,977,109
Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28		1,510	1,353,113
First Advantage Holdings, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 1/31/27		606	588,713
Rockwood Service Corporation, Term Loan, 7.365%, (1 mo. USD LIBOR + 4.25%), 1/23/27		599	583,763
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 2.638%, (6 mo. EURIBOR + 2.38%), 7/15/25	EUR	826	753,518
Trans Union, LLC, Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 12/1/28		1,770	1,719,771
Vaco Holdings, LLC, Term Loan, 8.683%, (SOFR + 5.00%), 1/21/29		273	266,114
			$ 14,063,701

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 8/21/25		5,681	$ 5,443,310
			$ 5,443,310
Road & Rail — 1.3%
Grab Holdings, Inc., Term Loan, 7.62%, (1 mo. USD LIBOR + 4.50%), 1/29/26		2,118	$ 1,996,862
Hertz Corporation, (The):
Term Loan, 6.37%, (1 mo. USD LIBOR + 3.25%), 6/30/28		1,039	984,970
Term Loan, 6.37%, (1 mo. USD LIBOR + 3.25%), 6/30/28		198	187,979
Kenan Advantage Group, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 3/24/26		2,211	2,102,304
Uber Technologies, Inc.:
Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 4/4/25		7,574	7,435,881
Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 2/25/27		3,431	3,353,803
			$ 16,061,799
Semiconductors & Semiconductor Equipment — 0.4%
Altar Bidco, Inc., Term Loan, 5.256%, (SOFR + 3.10%), 2/1/29		1,272	$ 1,193,914
Bright Bidco B.V.:
DIP Loan, 10.903%, (SOFR + 8.00%), 2/28/23		201	202,515
Term Loan, 0.00%, 6/30/24(18)		1,712	579,784
MACOM Technology Solutions Holdings, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 5/17/24		264	259,977
MaxLinear, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 6/23/28		400	395,000
MKS Instruments, Inc., Term Loan, 3.68%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	1,000	935,948
Synaptics Incorporated, Term Loan, 4.356%, (6 mo. USD LIBOR + 2.25%), 12/2/28		396	392,040
Ultra Clean Holdings, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 8/27/25		628	617,622
			$ 4,576,800
Software — 7.2%
Applied Systems, Inc.:
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24		4,493	$ 4,394,762
Term Loan - Second Lien, 9.174%, (3 mo. USD LIBOR + 5.50%), 9/19/25		463	457,637
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
AppLovin Corporation:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 8/15/25		2,873	$ 2,799,063
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28		1,468	1,417,726
Aptean, Inc.:
Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 4/23/26		824	787,093
Term Loan - Second Lien, 10.07%, (3 mo. USD LIBOR + 7.00%), 4/23/27		1,450	1,392,000
Astra Acquisition Corp.:
Term Loan, 8.365%, (1 mo. USD LIBOR + 5.25%), 10/25/28		1,069	900,324
Term Loan - Second Lien, 11.99%, (1 mo. USD LIBOR + 8.88%), 10/25/29		1,650	1,509,387
Banff Merger Sub, Inc.:
Term Loan, 4.685%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	487	444,158
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/2/25		2,713	2,578,411
Term Loan - Second Lien, 8.615%, (1 mo. USD LIBOR + 5.50%), 2/27/26		900	843,187
CDK Global, Inc., Term Loan, 6.61%, (SOFR + 4.50%), 7/6/29		2,275	2,195,730
CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25		866	761,001
Ceridian HCM Holding, Inc., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 4/30/25		1,488	1,413,600
Cloudera, Inc.:
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/8/28		2,786	2,476,057
Term Loan - Second Lien, 9.115%, (1 mo. USD LIBOR + 6.00%), 10/8/29		775	666,500
Constant Contact, Inc., Term Loan, 6.423%, (3 mo. USD LIBOR + 4.00%), 2/10/28		1,733	1,555,150
Cornerstone OnDemand, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/16/28		1,343	1,135,046
Delta TopCo, Inc.:
Term Loan, 6.832%, (3 mo. USD LIBOR + 3.75%), 12/1/27		1,383	1,256,347
Term Loan - Second Lien, 10.332%, (3 mo. USD LIBOR + 7.25%), 12/1/28		1,950	1,725,750
ECI Macola Max Holding, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27		1,278	1,215,508
Epicor Software Corporation, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 7/30/27		778	729,991
Finastra USA, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 6/13/24		2,967	2,606,335

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Fiserv Investment Solutions, Inc., Term Loan, 6.961%, (3 mo. USD LIBOR + 4.00%), 2/18/27		513	$ 493,943
GoTo Group, Inc., Term Loan, 7.802%, (1 mo. USD LIBOR + 4.75%), 8/31/27		1,793	1,254,247
Greeneden U.S. Holdings II, LLC:
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	739	684,644
Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 12/1/27		813	775,854
Hyland Software, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/1/24		7,608	7,387,034
IGT Holding IV AB, Term Loan, 4.093%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	1,000	897,971
Ivanti Software, Inc.:
Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 12/1/27		665	519,156
Term Loan, 7.332%, (3 mo. USD LIBOR + 4.25%), 12/1/27		2,475	1,941,892
MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25		1,583	1,567,293
Magenta Buyer, LLC:
Term Loan, 7.87%, (1 mo. USD LIBOR + 4.75%), 7/27/28		3,871	3,503,029
Term Loan - Second Lien, 11.37%, (1 mo. USD LIBOR + 8.25%), 7/27/29		1,050	963,375
Marcel LUX IV S.a.r.l.:
Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	1,500	1,404,227
Term Loan, 7.105%, (SOFR + 4.00%), 12/31/27		95	92,533
McAfee, LLC:
Term Loan, 4.685%, (1 mo. EURIBOR + 4.00%), 3/1/29	EUR	998	895,726
Term Loan, 6.362%, (SOFR + 3.75%), 3/1/29		2,793	2,557,921
Mediaocean, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 12/15/28		622	587,154
MH Sub I, LLC, Term Loan, 6.274%, (1 mo. USD LIBOR + 3.75%), 9/13/24		396	378,132
Mitnick Corporate Purchaser, Inc., Term Loan, 7.393%, (SOFR + 4.75%), 5/2/29		450	429,000
Panther Commercial Holdings, L.P., Term Loan, 7.306%, (3 mo. USD LIBOR + 4.50%), 1/7/28		889	822,780
Polaris Newco, LLC:
Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	990	896,673
Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28		2,823	2,611,921
Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28		2,481	2,335,787
RealPage, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 4/24/28		2,846	2,671,029
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Seattle Spinco, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 6/21/24		1,995	$ 1,956,823
SolarWinds Holdings, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 2/5/24		961	946,740
Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27		393	378,783
Sovos Compliance, LLC, Term Loan, 7.615%, (1 mo. USD LIBOR + 4.50%), 8/11/28		745	713,268
Sportradar Capital S.a.r.l., Term Loan, 4.208%, (1 mo. EURIBOR + 3.50%), 11/22/27	EUR	393	365,769
SurveyMonkey, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 10/10/25		621	602,047
Turing Midco, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 3/23/28		226	221,079
Ultimate Software Group, Inc. (The):
Term Loan, 5.535%, (3 mo. USD LIBOR + 3.25%), 5/4/26		3,881	3,681,120
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 5/4/26		1,673	1,598,302
Veritas US, Inc.:
Term Loan, 5.943%, (3 mo. EURIBOR + 4.75%), 9/1/25	EUR	979	753,803
Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25		2,424	1,931,411
Vision Solutions, Inc., Term Loan, 6.783%, (3 mo. USD LIBOR + 4.00%), 4/24/28		422	372,594
VS Buyer, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 2/28/27		1,073	1,037,644
			$ 85,491,467
Specialty Retail — 1.1%
Belron Finance US, LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28		837	$ 815,621
Belron Luxembourg S.a.r.l., Term Loan, 2.769%, (3 mo. EURIBOR + 2.50%), 4/13/28	EUR	500	456,336
Boels Topholding B.V., Term Loan, 3.571%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	1,000	904,096
David's Bridal, Inc.:
Term Loan, 9.115%, (1 mo. USD LIBOR + 6.00%), 6/30/23		679	632,086
Term Loan, 12.74%, (3 mo. USD LIBOR + 10.00%), 7.74% cash, 5.00% PIK, 6/23/23		563	541,900
Great Outdoors Group, LLC, Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 3/6/28		2,407	2,228,265
Harbor Freight Tools USA, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 10/19/27		1,376	1,249,986
L1R HB Finance Limited, Term Loan, 6.016%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	750	564,141

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Specialty Retail (continued)
Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27		2,903	$ 2,779,233
Mattress Firm, Inc., Term Loan, 8.433%, (6 mo. USD LIBOR + 4.25%), 9/25/28		1,238	1,091,320
PetSmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28		2,406	2,282,904
			$ 13,545,888
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corporation, Term Loan, 5.31%, (3 mo. USD LIBOR + 2.50%), 8/28/26		922	$ 886,944
			$ 886,944
Thrifts & Mortgage Finance — 0.0%(9)
Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(18)		2,694	$ 336,811
			$ 336,811
Trading Companies & Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 1/15/27		2,377	$ 2,305,576
Electro Rent Corporation, Term Loan, 7.732%, (3 mo. USD LIBOR + 5.00%), 1/31/24		1,803	1,753,552
Hillman Group, Inc. (The):
Term Loan, 2.994%, (1 mo. USD LIBOR + 2.75%), 7/14/28(20)		72	68,662
Term Loan, 5.834%, (1 mo. USD LIBOR + 2.75%), 7/14/28		296	284,026
Patagonia Bidco Limited:
Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	846	819,590
Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	154	149,016
Quimper AB, Term Loan, 2.925%, (3 mo. EURIBOR + 2.925%), 2/16/26	EUR	1,875	1,626,271
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28		3,832	3,375,132
SRS Distribution, Inc.:
Term Loan, 6.177%, (SOFR + 3.50%), 6/2/28		373	344,441
Term Loan, 6.306%, (3 mo. USD LIBOR + 3.50%), 6/2/28		990	911,419
TricorBraun Holdings, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/3/28		667	628,657
			$ 12,266,342
Borrower/Description	Principal Amount* (000's omitted)	Value
Transportation Infrastructure — 0.0%(9)
KKR Apple Bidco, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 9/23/28	174	$ 166,306
		$ 166,306
Wireless Telecommunication Services — 0.4%
Digicel International Finance Limited, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/28/24	4,825	$ 4,312,595
		$ 4,312,595
Total Senior Floating-Rate Loans (identified cost $686,682,022)		$ 612,438,586

Sovereign Government Bonds — 4.2%
Security	Principal Amount* (000's omitted)	Value
Angola — 0.0%(9)
Republic of Angola, 8.00%, 11/26/29(14)	519	$ 391,900
		$ 391,900
Argentina — 0.0%(9)
Republic of Argentina, 3.875% to 11/14/22, 1/9/38(3)	965	$ 227,912
		$ 227,912
Armenia — 0.1%
Republic of Armenia:
3.60%, 2/2/31(14)	839	$ 571,443
3.95%, 9/26/29(14)	447	318,774
		$ 890,217
Azerbaijan — 0.0%(9)
Republic of Azerbaijan, 3.50%, 9/1/32(14)	389	$ 314,486
		$ 314,486
Bahrain — 0.2%
Kingdom of Bahrain:
6.75%, 9/20/29(14)	1,040	$ 974,213
7.375%, 5/14/30(14)	1,324	1,265,630
		$ 2,239,843

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Barbados — 0.2%
Government of Barbados, 6.50%, 10/1/29(1)		3,080	$ 2,732,663
			$ 2,732,663
Belarus — 0.0%(9)
Republic of Belarus, 5.875%, 2/24/26(14)		240	$ 60,000
			$ 60,000
Benin — 0.1%
Benin Government International Bond:
4.875%, 1/19/32(14)	EUR	486	$ 326,571
4.95%, 1/22/35(14)	EUR	200	124,439
6.875%, 1/19/52(14)	EUR	1,022	636,374
			$ 1,087,384
Brazil — 0.2%
Federative Republic of Brazil:
3.875%, 6/12/30		371	$ 307,405
4.625%, 1/13/28		1,850	1,720,806
			$ 2,028,211
Bulgaria — 0.0%(9)
Bulgaria Government International Bond, 4.625%, 9/23/34(14)	EUR	44	$ 39,547
			$ 39,547
Chile — 0.1%
Chile Government International Bond:
2.45%, 1/31/31		465	$ 373,126
3.24%, 2/6/28		260	234,637
3.50%, 1/25/50		845	577,139
			$ 1,184,902
Colombia — 0.1%
Colombia Government International Bond, 3.25%, 4/22/32		1,314	$ 891,372
			$ 891,372
Croatia — 0.0%(9)
Croatia Government International Bond, 1.75%, 3/4/41(14)	EUR	212	$ 138,573
			$ 138,573
Security	Principal Amount* (000's omitted)	Value
Dominican Republic — 0.2%
Dominican Republic:
4.50%, 1/30/30(14)	734	$ 580,496
6.00%, 2/22/33(1)	150	122,461
6.40%, 6/5/49(14)	309	223,490
6.85%, 1/27/45(14)	599	468,483
7.45%, 4/30/44(14)	646	545,131
		$ 1,940,061
Ecuador — 0.1%
Republic of Ecuador, 1.50%, 7/31/40(14)	2,958	$ 728,657
		$ 728,657
Egypt — 0.2%
Arab Republic of Egypt:
5.80%, 9/30/27(14)	427	$ 300,903
8.15%, 11/20/59(14)	1,288	698,933
8.50%, 1/31/47(14)	601	335,957
8.70%, 3/1/49(14)	452	251,971
8.875%, 5/29/50(14)	355	198,443
		$ 1,786,207
El Salvador — 0.1%
Republic of El Salvador:
7.125%, 1/20/50(14)	150	$ 48,750
7.75%, 1/24/23(14)	1,077	985,725
		$ 1,034,475
Ethiopia — 0.0%(9)
Ethiopia Government International Bond, 6.625%, 12/11/24(14)	500	$ 255,530
		$ 255,530
Gabon — 0.1%
Gabon Government International Bond, 6.625%, 2/6/31(14)	880	$ 581,214
		$ 581,214
Georgia — 0.0%(9)
Georgia Government International Bond, 2.75%, 4/22/26(14)	210	$ 179,572
		$ 179,572

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Guatemala — 0.0%(9)
Guatemala Government International Bond, 5.375%, 4/24/32(14)		338	$ 295,179
			$ 295,179
Honduras — 0.1%
Honduras Government International Bond:
5.625%, 6/24/30(14)		1,461	$ 1,062,542
6.25%, 1/19/27(14)		557	459,686
			$ 1,522,228
Hungary — 0.0%(9)
Hungary Government International Bond, 2.125%, 9/22/31(14)		815	$ 559,631
			$ 559,631
India — 0.1%
Export-Import Bank of India, 2.25%, 1/13/31(14)		992	$ 746,567
			$ 746,567
Indonesia — 0.2%
Indonesia Government International Bond:
3.55%, 3/31/32		2,462	$ 2,140,826
4.65%, 9/20/32		255	239,810
			$ 2,380,636
Iraq — 0.1%
Republic of Iraq:
5.80%, 1/15/28(14)		1,440	$ 1,186,745
6.752%, 3/9/23(14)		491	478,478
			$ 1,665,223
Ivory Coast — 0.0%(9)
Ivory Coast Government International Bond:
5.25%, 3/22/30(14)	EUR	409	$ 294,246
6.625%, 3/22/48(14)	EUR	173	100,670
			$ 394,916
Jordan — 0.1%
Kingdom of Jordan:
5.85%, 7/7/30(14)		300	$ 244,904
7.375%, 10/10/47(14)		438	321,273
			$ 566,177
Security	Principal Amount* (000's omitted)		Value
Kenya — 0.1%
Republic of Kenya, 7.25%, 2/28/28(14)		1,426	$ 1,043,240
			$ 1,043,240
Lebanon — 0.0%(9)
Lebanese Republic:
5.80%, 4/14/20(14)(18)		57	$ 3,433
6.00%, 1/27/23(14)(18)		253	15,686
6.10%, 10/4/22(14)(18)		972	59,720
6.15%, 6/19/20(18)		75	4,517
6.20%, 2/26/25(14)(18)		80	4,915
6.25%, 5/27/22(18)		130	8,288
6.25%, 11/4/24(14)(18)		16	986
6.25%, 6/12/25(14)(18)		287	17,851
6.375%, 3/9/20(18)		1,110	66,855
6.40%, 5/26/23(18)		13	829
6.65%, 4/22/24(14)(18)		567	35,270
6.65%, 11/3/28(14)(18)		207	12,849
6.75%, 11/29/27(14)(18)		4	248
6.85%, 5/25/29(18)		5	310
7.00%, 3/20/28(14)(18)		506	31,347
7.05%, 11/2/35(14)(18)		86	5,340
7.15%, 11/20/31(14)(18)		451	27,696
8.20%, 5/17/33(18)		156	9,415
8.25%, 4/12/21(14)(18)		402	25,628
8.25%, 5/17/34(18)		129	7,811
			$ 338,994
Macedonia — 0.0%(9)
North Macedonia Government International Bond:
1.625%, 3/10/28(14)	EUR	601	$ 440,079
3.675%, 6/3/26(14)	EUR	136	117,087
			$ 557,166
Morocco — 0.0%(9)
Morocco Government International Bond, 3.00%, 12/15/32(14)		365	$ 256,635
			$ 256,635
Mozambique — 0.0%(9)
Mozambique Government International Bond, 5.00%, 9/15/31(14)		213	$ 146,565
			$ 146,565

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)		Value
Oman — 0.2%
Oman Government International Bond:
6.25%, 1/25/31(14)		839	$ 783,936
7.375%, 10/28/32(14)		1,065	1,066,540
			$ 1,850,476
Pakistan — 0.0%(9)
Islamic Republic of Pakistan:
7.375%, 4/8/31(14)		208	$ 78,008
8.875%, 4/8/51(14)		1,029	377,129
			$ 455,137
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36		1,100	$ 1,085,290
			$ 1,085,290
Paraguay — 0.0%(9)
Republic of Paraguay, 4.95%, 4/28/31(14)		577	$ 515,517
			$ 515,517
Peru — 0.1%
Peruvian Government International Bond:
2.783%, 1/23/31		926	$ 735,511
3.30%, 3/11/41		447	309,957
			$ 1,045,468
Romania — 0.2%
Romania Government International Bond:
3.375%, 1/28/50(14)	EUR	518	$ 263,008
4.625%, 4/3/49(14)	EUR	1,115	722,312
5.00%, 9/27/26(14)	EUR	662	627,346
6.625%, 9/27/29(14)	EUR	650	604,365
			$ 2,217,031
Serbia — 0.1%
Serbia Government International Bond, 2.125%, 12/1/30(14)		2,101	$ 1,382,164
			$ 1,382,164
South Africa — 0.0%(9)
Republic of South Africa, 5.875%, 4/20/32		624	$ 517,043
			$ 517,043
Security	Principal Amount* (000's omitted)	Value
Sri Lanka — 0.1%
Sri Lanka Government International Bond:
5.75%, 4/18/23(14)(18)	858	$ 223,493
6.20%, 5/11/27(14)(18)	400	102,163
6.35%, 6/28/24(14)(18)	400	103,017
6.75%, 4/18/28(14)(18)	1,089	274,854
6.825%, 7/18/26(14)(18)	200	52,663
6.85%, 3/14/24(14)(18)	681	174,418
6.85%, 11/3/25(14)(18)	200	53,904
7.55%, 3/28/30(14)(18)	200	50,941
7.85%, 3/14/29(14)(18)	364	92,773
		$ 1,128,226
Suriname — 0.4%
Republic of Suriname, 9.25%, 10/26/26(14)(18)	5,751	$ 4,560,543
		$ 4,560,543
Turkey — 0.1%
Turkey Government International Bond, 5.125%, 2/17/28	1,000	$ 779,540
		$ 779,540
Ukraine — 0.1%
Ukraine Government International Bond:
1.258%, GDP-Linked, 8/1/41(14)(23)	1,614	$ 460,489
6.876%, 5/21/31(14)	1,629	305,147
		$ 765,636
United Arab Emirates — 0.1%
Finance Department Government of Sharjah, 4.375%, 3/10/51(14)	2,625	$ 1,611,362
		$ 1,611,362
Uruguay — 0.1%
Uruguay Government International Bond, 7.625%, 3/21/36	710	$ 852,448
		$ 852,448
Uzbekistan — 0.1%
Republic of Uzbekistan:
3.90%, 10/19/31(14)	564	$ 397,338
4.75%, 2/20/24(14)	355	335,296
5.375%, 2/20/29(14)	300	252,342
		$ 984,976

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000's omitted)	Value
Zambia — 0.1%
Zambia Government International Bond:
5.375%, 9/20/22(14)(18)	930	$ 439,425
8.97%, 7/30/27(14)(18)	894	427,886
		$ 867,311
Total Sovereign Government Bonds (identified cost $65,195,054)		$ 49,824,051

Sovereign Loans — 0.7%
Borrower/Description	Principal Amount (000's omitted)	Value
Kenya — 0.2%
Government of Kenya, Term Loan, 9.312%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	$2,700	$ 2,605,219
		$ 2,605,219
Nigeria — 0.1%
Bank of Industry Limited, Term Loan, 9.27%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(24)	$1,256	$ 1,238,504
		$ 1,238,504
Tanzania — 0.4%
Government of the United Republic of Tanzania, Term Loan, 8.232%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	$4,410	$ 3,970,010
		$ 3,970,010
Total Sovereign Loans (identified cost $8,359,720)		$ 7,813,733

U.S. Government Agency Mortgage-Backed Securities — 30.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.50%, with various maturities to 2052	$31,198	$ 28,261,136
5.00%, with various maturities to 2052	57,324	55,867,279
5.50%, 5/1/32	264	268,131
6.50%, with various maturities to 2036	1,824	1,897,732
7.00%, with various maturities to 2036	1,555	1,636,777
7.50%, with various maturities to 2035	877	912,485
8.00%, with various maturities to 2030	145	152,176
9.00%, with various maturities to 2031	16	16,924
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
2.444%, (6 mo. USD LIBOR + 1.54%), 9/1/37(25)	$516	$ 523,909
2.781%, (COF + 1.31%), 10/1/36(25)	442	445,015
3.338%, (1 yr. CMT + 2.26%), 8/1/36(25)	2,968	3,072,619
3.50%, with various maturities to 2052	22,486	20,368,546
4.50%, with various maturities to 2052	27,321	26,112,705
5.00%, 30-Year, TBA(26)	9,300	9,050,060
5.00%, 30-Year, TBA(26)	182,900	178,746,387
5.00%, with various maturities to 2052	5,114	5,082,970
5.50%, with various maturities to 2033	385	392,384
6.00%, with various maturities to 2029	299	302,738
6.334%, (COF + 2.00%, Floor 6.334%), 7/1/32(25)	559	600,996
6.50%, with various maturities to 2036	7,588	7,881,090
6.75%, 7/1/23	3	2,805
7.00%, with various maturities to 2037	1,751	1,835,080
7.50%, with various maturities to 2035	828	877,323
7.986%, 9/15/27(7)	53	54,577
8.00%, with various maturities to 2027	65	67,629
8.161%, 9/20/28(7)	10	10,743
8.231%, 10/15/29(7)	14	14,107
8.287%, 6/15/27(7)	19	19,372
8.50%, with various maturities to 2037	207	218,370
9.00%, with various maturities to 2032	203	212,856
9.50%, with various maturities to 2030	40	41,853
Government National Mortgage Association:
4.00%, 9/20/49	358	336,703
4.50%, with various maturities to 2052	2,627	2,521,995
5.00%, 6/20/52	14,949	14,686,321
6.00%, 5/15/24	46	46,599
6.50%, 8/15/24	274	275,667
7.00%, 4/20/26	67	68,416
7.50%, with various maturities to 2032	883	917,880
8.00%, with various maturities to 2034	979	1,023,249
9.00%, 12/15/25	84	87,066
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $383,475,140)		$ 364,910,670

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(11)(12)	78,565	$ 0
		$ 0

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC, Exp. 11/26/22(10)(11)(12)	7,886	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 0

Miscellaneous — 0.0%(9)
Security	Principal Amount/ Shares	Value
Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(10)(12)	2,257,600	$ 0
		$ 0
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(11)	400,000	$ 0
Alpha Holding S.A., Escrow Certificates(11)	1,530,000	0
		$ 0
Surface Transport — 0.0%(9)
Hertz Corp., Escrow Certificates(11)	$364,000	$ 27,300
		$ 27,300
Total Miscellaneous (identified cost $0)		$ 27,300

Short-Term Investments — 3.3%
Affiliated Fund — 3.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(27)	38,262,156	$ 38,262,156
Total Affiliated Fund (identified cost $38,262,156)		$ 38,262,156

U.S. Treasury Obligations — 0.1%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 10/4/22(28)	$265	$ 264,982
0.00%, 10/11/22	235	234,873
Total U.S. Treasury Obligations (identified cost $499,792)		$ 499,855
Total Short-Term Investments (identified cost $38,761,948)		$ 38,762,011
Total Investments — 167.4% (identified cost $2,291,375,911)		$1,996,517,465
Less Unfunded Loan Commitments — (0.1)%		$ (795,595)
Net Investments — 167.3% (identified cost $2,290,580,316)		$1,995,721,870
Other Assets, Less Liabilities — (49.2)%		$ (586,883,904)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (18.1)%		$ (216,088,429)
Net Assets Applicable to Common Shares — 100.0%		$1,192,749,537
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $599,649,495 or 50.3% of the Fund's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2022.
(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2022.
(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

(8)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(9)	Amount is less than 0.05%.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(11)	Non-income producing security.
(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(13)	Restricted security (see Note 7).
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $73,039,436 or 6.1% of the Fund's net assets applicable to common shares.
(15)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(16)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(17)	Security converts to variable rate after the indicated fixed-rate coupon period.
(18)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(19)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(20)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At September 30, 2022, the total value of unfunded loan commitments is $737,046. See Note 1F for description.
(21)	The stated interest rate represents the weighted average interest rate at September 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(22)	This Senior Loan will settle after September 30, 2022, at which time the interest rate will be determined.
(23)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(24)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(25)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at September 30, 2022.
(26)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(27)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(28)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	2,001,788	EUR	1,989,416	12/21/22	$ 40,151
USD	1,214,104	EUR	1,206,600	12/21/22	24,352
USD	1,141,848	EUR	1,134,791	12/21/22	22,903
USD	592,876	EUR	589,211	12/21/22	11,892
USD	161,664	EUR	160,664	12/21/22	3,243
					$102,541
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	44,777,539	USD	43,866,316	Standard Chartered Bank	10/4/22	$ 17,915	$ —
USD	45,120,178	EUR	44,777,539	Standard Chartered Bank	10/4/22	1,235,947	—
EUR	219,011	USD	216,630	Bank of America, N.A.	10/7/22	—	(1,945)
EUR	160,664	USD	160,871	Bank of America, N.A.	10/7/22	—	(3,380)
EUR	247,373	USD	248,813	Bank of America, N.A.	10/7/22	—	(6,325)
USD	260,857	EUR	263,885	Citibank, N.A.	10/7/22	2,184	—
USD	94,100	EUR	95,374	HSBC Bank USA, N.A.	10/7/22	610	—
USD	147,586	EUR	151,759	State Street Bank and Trust Company	10/7/22	—	(1,177)
USD	72,049	EUR	74,866	State Street Bank and Trust Company	10/7/22	—	(1,338)
USD	663,357	EUR	684,163	State Street Bank and Trust Company	10/7/22	—	(7,294)
USD	659,672	EUR	680,651	State Street Bank and Trust Company	10/7/22	—	(7,536)
USD	42,168	EUR	43,502	State Street Bank and Trust Company	10/11/22	—	(486)
CAD	14,187	USD	10,864	Bank of America, N.A.	10/31/22	—	(595)
EUR	248,744	USD	241,571	Bank of America, N.A.	10/31/22	2,663	—
EUR	17,047	USD	17,106	Bank of America, N.A.	10/31/22	—	(368)
EUR	25,044	USD	24,996	Bank of America, N.A.	10/31/22	—	(406)
EUR	182,752	USD	183,380	Bank of America, N.A.	10/31/22	—	(3,941)
EUR	1,229,000	USD	1,257,746	Bank of America, N.A.	10/31/22	—	(51,028)
EUR	18,747	USD	18,425	Citibank, N.A.	10/31/22	—	(18)
EUR	1,056,043	USD	1,037,884	Citibank, N.A.	10/31/22	—	(987)
EUR	58,902	USD	61,075	Citibank, N.A.	10/31/22	—	(3,241)
EUR	237,804	USD	246,578	Citibank, N.A.	10/31/22	—	(13,085)
EUR	83,995	USD	84,069	JPMorgan Chase Bank, N.A.	10/31/22	—	(1,597)
EUR	85,600	USD	88,762	JPMorgan Chase Bank, N.A.	10/31/22	—	(4,714)
EUR	71,264	USD	71,134	State Street Bank and Trust Company	10/31/22	—	(1,162)
EUR	349,329	USD	348,693	State Street Bank and Trust Company	10/31/22	—	(5,697)
GBP	313,375	USD	340,573	Bank of America, N.A.	10/31/22	9,531	—
GBP	51,190	USD	55,605	Bank of America, N.A.	10/31/22	1,585	—
GBP	3,159	USD	3,666	Bank of America, N.A.	10/31/22	—	(137)
GBP	2,802	USD	3,299	Bank of America, N.A.	10/31/22	—	(169)
GBP	8,622	USD	10,152	Bank of America, N.A.	10/31/22	—	(519)
GBP	10,881	USD	12,693	Bank of America, N.A.	10/31/22	—	(537)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
GBP	9,241	USD	10,968	Bank of America, N.A.	10/31/22	$ —	$ (644)
GBP	37,588	USD	43,847	Bank of America, N.A.	10/31/22	—	(1,854)
GBP	65,677	USD	76,222	Bank of America, N.A.	10/31/22	—	(2,847)
GBP	4,477	USD	5,000	HSBC Bank USA, N.A.	10/31/22	1	—
GBP	5,709	USD	6,521	HSBC Bank USA, N.A.	10/31/22	—	(143)
GBP	29,888	USD	34,138	HSBC Bank USA, N.A.	10/31/22	—	(747)
GBP	53,145	USD	56,865	State Street Bank and Trust Company	10/31/22	2,509	—
GBP	6,637	USD	7,102	State Street Bank and Trust Company	10/31/22	313	—
USD	11,457	CAD	14,628	Bank of America, N.A.	10/31/22	868	—
USD	484,076	CAD	624,000	Deutsche Bank AG	10/31/22	32,380	—
USD	995,751	EUR	973,543	Bank of America, N.A.	10/31/22	39,858	—
USD	457,017	EUR	442,813	Bank of America, N.A.	10/31/22	22,232	—
USD	99,374	EUR	99,160	Bank of America, N.A.	10/31/22	2,012	—
USD	62,564	EUR	63,193	Bank of America, N.A.	10/31/22	517	—
USD	100,022	EUR	99,244	Deutsche Bank AG	10/31/22	2,577	—
USD	8,077,915	EUR	7,867,583	Goldman Sachs International	10/31/22	352,972	—
USD	8,077,064	EUR	7,867,582	Goldman Sachs International	10/31/22	352,122	—
USD	6,343,099	EUR	6,228,299	Goldman Sachs International	10/31/22	227,720	—
USD	400,272	EUR	391,444	HSBC Bank USA, N.A.	10/31/22	15,925	—
USD	314,705	EUR	305,648	HSBC Bank USA, N.A.	10/31/22	14,599	—
USD	41,646	EUR	40,727	HSBC Bank USA, N.A.	10/31/22	1,657	—
USD	2,717,864	EUR	2,651,000	Standard Chartered Bank	10/31/22	114,926	—
USD	145,759	EUR	144,639	Standard Chartered Bank	10/31/22	3,742	—
USD	15,319,872	EUR	14,978,790	State Street Bank and Trust Company	10/31/22	612,649	—
USD	6,340,765	EUR	6,228,298	State Street Bank and Trust Company	10/31/22	225,387	—
USD	6,340,568	EUR	6,228,298	State Street Bank and Trust Company	10/31/22	225,190	—
USD	6,336,632	EUR	6,228,298	State Street Bank and Trust Company	10/31/22	221,254	—
USD	3,595,422	EUR	3,516,178	State Street Bank and Trust Company	10/31/22	142,993	—
USD	559,595	EUR	543,641	State Street Bank and Trust Company	10/31/22	25,811	—
USD	88,133	EUR	85,933	State Street Bank and Trust Company	10/31/22	3,758	—
USD	315,568	GBP	261,459	Bank of America, N.A.	10/31/22	23,465	—
USD	87,855	GBP	71,613	Bank of America, N.A.	10/31/22	7,849	—
USD	18,174	GBP	15,001	Bank of America, N.A.	10/31/22	1,414	—
USD	2,588,850	GBP	2,405,253	Goldman Sachs International	10/31/22	—	(98,306)
USD	132,879	GBP	109,684	HSBC Bank USA, N.A.	10/31/22	10,341	—
USD	3,907,475	GBP	3,236,418	Standard Chartered Bank	10/31/22	291,740	—
USD	105,507	GBP	87,317	State Street Bank and Trust Company	10/31/22	7,957	—
USD	15,663	GBP	14,559	State Street Bank and Trust Company	10/31/22	—	(602)
USD	2,591,148	GBP	2,405,253	State Street Bank and Trust Company	10/31/22	—	(96,007)
USD	43,952,953	EUR	44,777,539	Standard Chartered Bank	11/2/22	—	(18,836)
USD	4,041,266	EUR	4,141,012	Bank of America, N.A.	12/30/22	—	(46,060)
USD	4,042,186	EUR	4,141,012	State Street Bank and Trust Company	12/30/22	—	(45,139)
USD	5,076,720	EUR	5,201,512	State Street Bank and Trust Company	12/30/22	—	(57,356)
USD	6,064,048	EUR	6,211,518	State Street Bank and Trust Company	12/30/22	—	(66,940)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	4,020,325	EUR	4,141,012	State Street Bank and Trust Company	12/30/22	$ —	$ (67,001)
						$4,257,173	$(620,164)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(16)	Short	12/8/22	$ (1,877,776)	$ 20,804
Euro-Bund	(3)	Short	12/8/22	(407,182)	12,768
Euro-Buxl	(8)	Short	12/8/22	(1,149,716)	85,517
U.S. 5-Year Treasury Note	(840)	Short	12/30/22	(90,306,562)	3,067,627
U.S. 10-Year Treasury Note	(67)	Short	12/20/22	(7,508,188)	341,053
U.S. Long Treasury Bond	(4)	Short	12/20/22	(505,625)	42,715
U.S. Ultra-Long Treasury Bond	(32)	Short	12/20/22	(4,384,001)	401,155
					$3,971,639
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	Citibank, N.A.	$ 2,041	1.00% (pays quarterly)(1)	2.57%	12/20/31	$ (223,204)	$ 84,110	$ (139,094)
Total		$2,041				$(223,204)	$84,110	$(139,094)
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At September 30, 2022, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $2,041,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Portfolio of Investments (Unaudited) — continued

Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
TBA	– To Be Announced
Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Statement of Assets and Liabilities (Unaudited)

September 30, 2022
Assets
Unaffiliated investments, at value (identified cost $2,240,436,689)	$ 1,947,051,721
Affiliated investments, at value (identified cost $50,143,627)	48,670,149
Cash	11,945,529
Deposits for derivatives collateral:
Futures contracts	1,742,949
Centrally cleared derivatives	295,877
OTC derivatives - forward foreign currency exchange contracts	3,830,000
Deposits for forward commitment securities	2,460,000
Foreign currency, at value (identified cost $5,196,267)	5,165,655
Interest receivable	18,239,399
Interest and dividends receivable from affiliated investments	178,453
Receivable for investments sold	10,122,963
Receivable for variation margin on open futures contracts	189,128
Receivable for variation margin on open centrally cleared derivatives	8,690
Receivable for open forward foreign currency exchange contracts	4,257,173
Tax reclaims receivable	6,182
Prepaid upfront fees on notes payable	1,076,135
Prepaid expenses	8,890
Total assets	$2,055,248,893
Liabilities
Notes payable	$ 438,000,000
Cash collateral due to brokers	3,830,000
Payable for investments purchased	7,244,956
Payable for when-issued/delayed delivery/forward commitment securities	192,910,603
Payable for open forward foreign currency exchange contracts	620,164
Payable for open swap contracts	139,094
Upfront receipts on open non-centrally cleared swap contracts	84,110
Payable to affiliate:
Investment adviser fee	1,215,248
Accrued expenses	2,366,752
Total liabilities	$ 646,410,927
Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 216,088,429
Net assets applicable to common shares	$1,192,749,537
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,162,035
Additional paid-in capital	1,683,032,116
Accumulated loss	(491,444,614)
Net assets applicable to common shares	$1,192,749,537
Common Shares Issued and Outstanding	116,203,460
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.26

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Statement of Operations (Unaudited)

Six Months Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $667)	$ 1,242,099
Dividend income from affiliated investments	384,733
Interest and other income (net of foreign taxes withheld of $1,909)	51,327,261
Interest income from affiliated investments	293,040
Total investment income	$ 53,247,133
Expenses
Investment adviser fee	$ 7,784,424
Trustees’ fees and expenses	54,250
Custodian fee	297,517
Transfer and dividend disbursing agent fees	9,538
Legal and accounting services	83,753
Printing and postage	245,153
Interest expense and fees	7,924,801
Preferred shares service fee	113,612
Miscellaneous	102,861
Total expenses	$ 16,615,909
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 30,319
Total expense reductions	$ 30,319
Net expenses	$ 16,585,590
Net investment income	$ 36,661,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (41,753,397)
Investment transactions - affiliated investment	5,074
Futures contracts	12,153,932
Swap contracts	27,324
Foreign currency transactions	(343,802)
Forward foreign currency exchange contracts	18,819,886
Net realized loss	$ (11,090,983)
Change in unrealized appreciation (depreciation):
Investments	$ (189,937,461)
Investments - affiliated investments	(304,173)
Futures contracts	(629,401)
Swap contracts	(132,700)
Foreign currency	(141,565)
Forward foreign currency exchange contracts	1,633,944
Net change in unrealized appreciation (depreciation)	$(189,511,356)
Net realized and unrealized loss	$(200,602,339)
Distributions to preferred shareholders	$ (2,737,610)
Net decrease in net assets from operations	$(166,678,406)

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Statements of Changes in Net Assets

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 36,661,543	$ 74,344,411
Net realized gain (loss)	(11,090,983)	3,126,359
Net change in unrealized appreciation (depreciation)	(189,511,356)	(85,016,408)
Distributions to preferred shareholders	(2,737,610)	(344,223)
Net decrease in net assets from operations	$ (166,678,406)	$ (7,889,861)
Distributions to common shareholders	$ (69,722,076)*	$ (79,170,448)
Tax return of capital to common shareholders	$ —	$ (60,229,921)
Capital share transactions:
Reinvestment of distributions to common shareholders	$ —	$ 748,152
Net increase in net assets from capital share transactions	$ —	$ 748,152
Net decrease in net assets	$ (236,400,482)	$ (146,542,078)
Net Assets Applicable to Common Shares
At beginning of period	$ 1,429,150,019	$ 1,575,692,097
At end of period	$1,192,749,537	$1,429,150,019
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 3.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Statement of Cash Flows (Unaudited)

Six Months Ended
September 30, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (166,678,406)
Distributions to preferred shareholders	2,737,610
Net decrease in net assets from operations excluding distributions to preferred shareholders	$ (163,940,796)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,486,440,413)
Investments sold and principal repayments	1,628,695,648
Decrease in short-term investments, net	7,991,190
Net amortization/accretion of premium (discount)	4,358,421
Amortization of prepaid upfront fees on notes payable	241,349
Increase in interest receivable	(1,476,371)
Increase in interest and dividends receivable from affiliated investments	(135,414)
Increase in receivable for variation margin on open futures contracts	(189,128)
Decrease in receivable for variation margin on open centrally cleared derivatives	105,168
Increase in receivable for open forward foreign currency exchange contracts	(2,020,943)
Increase in tax reclaims receivable	(3,033)
Increase in cash collateral due to brokers	3,400,000
Decrease in payable for variation margin on open futures contracts	(513,784)
Increase in payable for open forward foreign currency exchange contracts	530,603
Increase in payable for open swap contracts	110,052
Decrease in upfront receipts on open non-centrally cleared swap contracts	(9,102)
Decrease in payable to affiliate for investment adviser fee	(182,003)
Increase in accrued expenses	754,908
Decrease in unfunded loan commitments	(159,270)
Net change in unrealized (appreciation) depreciation from investments	190,241,634
Net realized loss from investments	41,748,323
Net cash provided by operating activities	$ 223,107,039
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (69,722,076)
Cash distributions paid to preferred shareholders	(2,662,847)
Proceeds from notes payable	95,000,000
Repayments of notes payable	(235,000,000)
Net cash used in financing activities	$ (212,384,923)
Net increase in cash and restricted cash*	$ 10,722,116
Cash and restricted cash at beginning of period (including foreign currency)	$ 14,717,894
Cash and restricted cash at end of period (including foreign currency)	$ 25,440,010
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 6,834,899
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(25,658).

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Statement of Cash Flows (Unaudited) — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

September 30, 2022
Cash	$ 11,945,529
Deposits for derivatives collateral:
Futures contracts	1,742,949
Centrally cleared derivatives	295,877
OTC derivatives - forward foreign currency exchange contracts	3,830,000
Deposits for forward commitment securities	2,460,000
Foreign currency	5,165,655
Total cash and restricted cash as shown on the Statement of Cash Flows	$25,440,010

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31,
			2022	2021	2020	2019	2018
Net asset value — Beginning of period (Common shares)	$ 12.300	$ 13.570	$ 11.750	$ 14.450	$ 14.740	$ 15.110
Income (Loss) From Operations
Net investment income(1)	$ 0.315	$ 0.640	$ 0.756	$ 0.762	$ 0.826	$ 0.808
Net realized and unrealized gain (loss)	(1.731)	(0.707)	2.271	(2.390)	(0.267)	(0.168)
Distributions to preferred shareholders: From net investment income(1)	(0.024)	(0.003)	(0.007)	(0.055)	(0.066)	(0.043)
Discount on redemption and repurchase of auction preferred shares(1)	—	—	—	—	0.035	—
Total income (loss) from operations	$ (1.440)	$ (0.070)	$ 3.020	$ (1.683)	$ 0.528	$ 0.597
Less Distributions to Common Shareholders
From net investment income	$ (0.600)*	$ (0.681)	$ (0.789)	$ (0.839)	$ (0.818)	$ (0.818)
Tax return of capital	—	(0.519)	(0.411)	(0.178)	—	(0.149)
Total distributions to common shareholders	$ (0.600)	$ (1.200)	$ (1.200)	$ (1.017)	$ (0.818)	$ (0.967)
Net asset value — End of period (Common shares)	$10.260	$12.300	$13.570	$11.750	$14.450	$14.740
Market value — End of period (Common shares)	$ 9.210	$11.700	$12.630	$10.570	$12.650	$13.020
Total Investment Return on Net Asset Value(2)	(11.68)% (3)	(0.42)%	27.62%	(11.69)%	4.57% (4)	4.72%
Total Investment Return on Market Value(2)	(16.64)% (3)	1.70%	32.25%	(9.33)%	3.70%	0.99%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31,
			2022	2021	2020	2019	2018
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000’s omitted)	$1,192,750	$1,429,150	$1,575,692	$1,365,197	$1,678,459	$1,712,583
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees	1.31% (6)	1.24%	1.33%	1.29%	1.31%	1.30%
Interest and fee expense(7)	1.21% (6)	0.53%	0.58%	1.33%	1.43%	1.00%
Total expenses	2.52% (6)(8)	1.77%	1.91%	2.62%	2.74%	2.30%
Net investment income	5.58% (6)	4.83%	5.73%	5.33%	5.71%	5.36%
Portfolio Turnover	74% (3)(9)	137% (9)	57% (9)	49%	34%	43%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 438,000	$ 578,000	$ 570,000	$ 525,000	$ 595,000	$ 663,000
Asset coverage per $1,000 of notes payable(10)	$ 4,217	$ 3,846	$ 4,143	$ 4,012	$ 4,184	$ 3,985
Total preferred shares outstanding	8,640	8,640	8,640	8,640	8,640	10,665
Asset coverage per preferred share(11)	$ 70,598	$ 69,999	$ 75,118	$ 71,062	$ 76,744	$ 71,059
Involuntary liquidation preference per preferred share(12)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share(12)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Not annualized.
(4)	The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.
(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Annualized.
(7)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2).
(8)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the six months ended September 30, 2022).
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
(10)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(11)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 282%, 280%, 300%, 284%, 307% and 284% at September 30, 2022 and March 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(12)	Plus accumulated and unpaid dividends.
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 3.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios for periods less than one year are annualized.
	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31,
			2022	2021	2020	2019	2018
Expenses excluding interest and fees	0.84%	0.83%	0.88%	0.86%	0.87%	0.87%
Interest and fee expense	0.77%	0.36%	0.38%	0.89%	0.95%	0.67%
Total expenses	1.61%	1.19%	1.26%	1.75%	1.82%	1.57%
Net investment income	3.55%	3.25%	3.79%	3.57%	3.79%	3.58%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies
Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of September 30, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

N  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
O  Interim Financial Statements—The interim financial statements relating to September 30, 2022 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
2  Auction Preferred Shares
The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.
The number of APS issued and outstanding at September 30, 2022 are as follows:
APS Issued and Outstanding
Series A	1,728
Series B	1,728
Series C	1,728
Series D	1,728
Series E	1,728
The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

3  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at September 30, 2022, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized), and dividend rate ranges for the six months then ended were as follows:
	APS Dividend Rates at September 30, 2022	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	4.88%	$543,084	2.51%	0.56-4.88
Series B	4.97	548,282	2.53	0.66-4.97
Series C	4.91	548,091	2.53	0.66-4.91
Series D	4.85	557,191	2.57	0.63-4.85
Series E	4.85	540,962	2.50	0.61-4.85
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of September 30, 2022.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
Distributions in any year may include a return of capital component. For the six months ended September 30, 2022, the amount of distributions estimated to be a tax return of capital was approximately $28,865,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.
At March 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $154,182,200 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2022, $28,198,525 are short-term and $125,983,675 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,289,266,287
Gross unrealized appreciation	$ 20,872,106
Gross unrealized depreciation	(306,844,428)
Net unrealized depreciation	$ (285,972,322)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the six months ended September 30, 2022, the investment adviser fee amounted to  $7,784,424. EVM also serves as administrator of the Fund, but receives no compensation.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended September 30, 2022, the investment adviser fee paid was reduced by $30,319 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the six months ended September 30, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 154,047,208	$ 203,984,960
U.S. Government and Agency Securities	1,420,592,952	1,415,908,217
	$1,574,640,160	$1,619,893,177
6  Common Shares of Beneficial Interest
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended September 30, 2022. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended March 31, 2022 were 56,442.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended September 30, 2022 and the year ended March 31, 2022.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

7  Restricted Securities
At September 30, 2022, the Fund owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued by the investment adviser as the Trustees' valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14	29,787	$ 1,370,480	$ 0
Total Common Stocks			$1,370,480	$0
Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%, (PIK)	5/26/17	555	$ 555,000	$ 0
Total Convertible Preferred Stocks			$ 555,000	$0
Total Restricted Securities			$1,925,480	$0
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Portfolio of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $843,368. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $178,988 at September 30, 2022.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2022.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2022 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ —	$ 102,541*	$ 3,971,639*	$ 4,074,180
Receivable for open forward foreign currency exchange contracts	—	4,257,173	—	4,257,173
Total Asset Derivatives	$ —	$4,359,714	$3,971,639	$8,331,353
Derivatives not subject to master netting or similar agreements	$ —	$ 102,541	$3,971,639	$4,074,180
Total Asset Derivatives subject to master netting or similar agreements	$ —	$4,257,173	$ —	$4,257,173
Payable for open forward foreign currency exchange contracts	$ —	$ (620,164)	$ —	$ (620,164)
Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(223,204)	—	—	(223,204)
Total Liability Derivatives subject to master netting or similar agreements	$(223,204)	$ (620,164)	$ —	$ (843,368)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 111,994	$ (111,994)	$ —	$ —	$ —
Citibank, N.A.	2,184	(2,184)	—	—	—
Deutsche Bank AG	34,957	—	—	—	34,957
Goldman Sachs International	932,814	(98,306)	—	(834,508)	—
HSBC Bank USA, N.A.	43,133	(890)	(30,196)	—	12,047
Standard Chartered Bank	1,664,270	(18,836)	—	(1,645,434)	—
State Street Bank and Trust Company	1,467,821	(357,735)	(1,110,086)	—	—
	$4,257,173	$(589,945)	$(1,140,282)	$(2,479,942)	$47,004

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (120,755)	$ 111,994	$ —	$ —	$ (8,761)
Citibank, N.A.	(240,535)	2,184	178,988	—	(59,363)
Goldman Sachs International	(98,306)	98,306	—	—	—
HSBC Bank USA, N.A.	(890)	890	—	—	—
JPMorgan Chase Bank, N.A.	(6,311)	—	—	—	(6,311)
Standard Chartered Bank	(18,836)	18,836	—	—	—
State Street Bank and Trust Company	(357,735)	357,735	—	—	—
	$(843,368)	$589,945	$178,988	$ —	$(74,435)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended September 30, 2022 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ 12,153,932	$ 12,153,932
Swap contracts	27,324	—	—	27,324
Forward foreign currency exchange contracts	—	18,819,886	—	18,819,886
Total	$ 27,324	$18,819,886	$12,153,932	$31,001,142
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ (629,401)	$ (629,401)
Swap contracts	(132,700)	—	—	(132,700)
Forward foreign currency exchange contracts	—	1,633,944	—	1,633,944
Total	$(132,700)	$ 1,633,944	$ (629,401)	$ 871,843
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended September 30, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$207,372,000	$228,220,000	$4,985,000
*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

9  Credit Agreement
The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $800 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 14, 2023, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 17, 2021, the Fund paid an upfront fee of $1,440,000 which is being amortized to interest expense over a period of two years through December 2023. The unamortized balance at September 30, 2022 is approximately $1,076,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At September 30, 2022, the Fund had borrowings outstanding under the Agreement of $438,000,000 at an interest rate of 3.39%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2022. Facility fees for the six months ended September 30, 2022 totaled $1,016,667 and are included in interest expense and fees on the Statement of Operations. For the six months ended September 30, 2022, the average borrowings under the Agreement and the average interest rate (excluding fees) were $531,939,891 and 2.48%, respectively.
10  Investments in Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in affiliated issuers and funds was $48,670,149, which represents 4.1% of the Fund's net assets applicable to common shares. Transactions in affiliated issuers and funds by the Fund for the six months ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.281%, 7/15/50	$ 1,866,948	$ —	$ —	$ —	$ 15,068	$ 1,730,562	$ 47,960	$ 2,000,000
Series 2016-C29, Class D, 3.00%, 5/15/49	2,984,932	—	—	—	(263,377)	2,754,896	64,127	3,577,365
Series 2016-C32, Class D, 3.396%, 12/15/49	1,236,954	—	—	—	(103,089)	1,185,641	34,565	1,600,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	2,644,734	—	—	—	72,218	2,425,003	91,608	4,488,667
Series 2017-CLS, Class F, 5.418%, (1 mo. USD LIBOR + 2.60%), 11/15/34	562,594	—	—	—	(4,561)	558,223	11,962	569,000
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.30%), 5/15/36	1,769,714	—	—	—	(16,046)	1,753,668	42,818	1,845,000
Short-Term Investments
Cash Reserves Fund	46,252,658	45,303,626	(91,556,972)	5,074	(4,386)	—	317	—
Liquidity Fund	—	513,050,020	(474,787,864)	—	—	38,262,156	384,416	38,262,156
Total				$5,074	$(304,173)	$48,670,149	$677,773

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 91,335,409	$ —	$ 91,335,409
Closed-End Funds	18,712,350	—	—	18,712,350
Collateralized Mortgage Obligations	—	85,714,983	—	85,714,983
Commercial Mortgage-Backed Securities	—	85,177,410	—	85,177,410
Common Stocks	951,005	4,455,154	744,509	6,150,668
Convertible Bonds	—	601,978	—	601,978
Convertible Preferred Stocks	—	3,113,015	0	3,113,015
Corporate Bonds	—	629,210,282	—	629,210,282
Preferred Stocks	1,603,909	1,116,733	0	2,720,642
Rights	4,377	—	—	4,377
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	611,388,167	254,824	611,642,991
Sovereign Government Bonds	—	49,824,051	—	49,824,051
Sovereign Loans	—	7,813,733	—	7,813,733
U.S. Government Agency Mortgage-Backed Securities	—	364,910,670	—	364,910,670
Warrants	—	0	0	0
Miscellaneous	—	27,300	—	27,300
Short-Term Investments:
Affiliated Fund	38,262,156	—	—	38,262,156
U.S. Treasury Obligations	—	499,855	—	499,855
Total Investments	$59,533,797	$ 1,935,188,740	$999,333	$ 1,995,721,870
Forward Foreign Currency Exchange Contracts	$ —	$ 4,359,714	$ —	$ 4,359,714
Futures Contracts	3,971,639	—	—	3,971,639
Total	$63,505,436	$ 1,939,548,454	$999,333	$ 2,004,053,223
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (620,164)	$ —	$ (620,164)
Swap Contracts	—	(223,204)	—	(223,204)
Total	$ —	$ (843,368)	$ —	$ (843,368)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended September 30, 2022 is not presented.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Notes to Financial Statements (Unaudited) — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
13  Additional Information
On August 27, 2020, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Fund in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Fund and certain of its affiliates, the Fund’s adviser, and the Board, following the implementation by the Fund of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Fund, Saba seeks rescission of these bylaw provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. Discovery is complete. Motions for summary judgment have been fully briefed and argued; a decision has not yet been issued. While management of the Fund is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Fund.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Limited Duration Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk in the context of investment grade and below investment grade investments. The Board considered the Adviser’s ability to implement the Fund’s investment strategy, including, with respect to the component of the Fund invested in below investment grade investments and bank loans, the Adviser’s deep and broad experience with investing in high-yield bonds and senior secured floating rate loans. The Board also considered, among other things, the Adviser’s experience investing in mortgage-backed securities and other investment grade instruments. As part of its evaluation, the Board considered the resources available to investment professionals of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Limited Duration Income Fund
September 30, 2022
Officers and Trustees

Officers
Eric A. Stein President	Jill R. Damon Secretary
Deidre E. Walsh Vice President and Chief Legal Officer	Richard F. Froio Chief Compliance Officer
James F. Kirchner Treasurer
Trustees
George J. Gorman Chairperson
Thomas E. Faust Jr.*
Mark R. Fetting
Cynthia E. Frost
Valerie A. Mosley
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Nancy A. Wiser**

*	Interested Trustee
**	Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds and Term Trusts”.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Fund Offices
Two International Place
Boston, MA 02110

7731    9.30.22

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 22, 2022